FIDELITY(REGISTERED TRADEMARK)
CONVERTIBLE SECURITIES
FUND

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   27  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  31  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  36  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          37

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trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONVERTIBLE SECURITIES    32.36%       126.56%       337.58%

ML All US Convertible              30.10%       130.47%       285.07%
Securities

Convertible Securities Funds       23.86%       107.41%       222.82%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch All U.S. Convertible Securities Index - a market capitalization-weighted index of domestic corporate convertible securities. To measure how the fund's performance stacked up against its peers, you can compare it to the convertible securities funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 61 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONVERTIBLE SECURITIES    32.36%       17.77%        15.91%

ML All US Convertible              30.10%       18.17%        14.43%
Securities

Convertible Securities Funds       23.86%       15.38%        12.06%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Convertible Securities      ML All Conv. Sec. Index
             00308                       ML014
  1989/11/30      10000.00                    10000.00
  1989/12/31      10123.21                    10024.46
  1990/01/31       9747.96                     9638.39
  1990/02/28       9861.41                     9737.57
  1990/03/31      10055.03                     9916.96
  1990/04/30       9975.51                     9740.23
  1990/05/31      10373.12                    10236.64
  1990/06/30      10488.94                    10252.61
  1990/07/31      10417.40                    10099.35
  1990/08/31       9728.87                     9441.19
  1990/09/30       9248.77                     9063.77
  1990/10/31       9067.60                     8617.12
  1990/11/30       9538.64                     9100.21
  1990/12/31       9830.23                     9323.54
  1991/01/31      10439.43                     9801.30
  1991/02/28      11113.24                    10575.28
  1991/03/31      11408.71                    10867.17
  1991/04/30      11539.42                    11040.90
  1991/05/31      11931.53                    11393.36
  1991/06/30      11704.98                    11080.84
  1991/07/31      12176.96                    11341.28
  1991/08/31      12639.50                    11718.20
  1991/09/30      12850.48                    11739.67
  1991/10/31      13403.81                    11932.87
  1991/11/30      12831.40                    11762.63
  1991/12/31      13638.21                    12343.07
  1992/01/31      14326.61                    12896.89
  1992/02/29      14795.51                    13250.52
  1992/03/31      14546.00                    13167.14
  1992/04/30      14666.88                    13347.37
  1992/05/31      14948.93                    13583.51
  1992/06/30      14859.74                    13423.58
  1992/07/31      15266.57                    13853.09
  1992/08/31      14971.62                    13818.15
  1992/09/30      15328.27                    14104.04
  1992/10/31      15687.61                    14140.65
  1992/11/30      16190.68                    14541.87
  1992/12/31      16641.28                    14985.19
  1993/01/31      17197.78                    15468.78
  1993/02/28      16898.13                    15583.11
  1993/03/31      17739.03                    16177.36
  1993/04/30      17901.18                    16084.00
  1993/05/31      18344.38                    16451.77
  1993/06/30      18323.38                    16559.61
  1993/07/31      18508.91                    16621.18
  1993/08/31      18945.44                    17089.30
  1993/09/30      19165.53                    17258.54
  1993/10/31      19606.12                    17682.55
  1993/11/30      19418.87                    17437.76
  1993/12/31      19601.41                    17703.52
  1994/01/31      20089.95                    18165.48
  1994/02/28      19768.23                    17935.67
  1994/03/31      18902.90                    17194.80
  1994/04/30      18589.66                    16857.49
  1994/05/31      18517.38                    16852.16
  1994/06/30      18503.44                    16661.62
  1994/07/31      18832.98                    16957.33
  1994/08/31      19833.83                    17395.99
  1994/09/30      19709.95                    17173.83
  1994/10/31      19833.52                    17234.41
  1994/11/30      19314.52                    16708.05
  1994/12/31      19257.23                    16641.15
  1995/01/31      19257.23                    16760.63
  1995/02/28      19658.42                    17284.50
  1995/03/31      20239.36                    17753.78
  1995/04/30      20695.32                    18124.21
  1995/05/31      20923.30                    18624.61
  1995/06/30      21446.65                    19260.30
  1995/07/31      22009.35                    19911.80
  1995/08/31      22265.12                    20203.52
  1995/09/30      22687.73                    20466.29
  1995/10/31      22132.80                    19909.80
  1995/11/30      22790.98                    20673.47
  1995/12/31      22989.38                    20749.85
  1996/01/31      23457.44                    21389.70
  1996/02/29      24022.18                    21872.80
  1996/03/31      24329.32                    22101.11
  1996/04/30      24899.32                    22511.98
  1996/05/31      25302.49                    23009.55
  1996/06/30      25022.63                    22668.74
  1996/07/31      23843.11                    21703.06
  1996/08/31      24503.08                    22540.11
  1996/09/30      25037.97                    23160.82
  1996/10/31      25335.87                    23440.06
  1996/11/30      26442.36                    24232.01
  1996/12/31      26448.36                    24053.95
  1997/01/31      27306.87                    24754.88
  1997/02/28      26794.78                    24662.52
  1997/03/31      25864.74                    24133.33
  1997/04/30      26230.32                    24352.66
  1997/05/31      27753.57                    25587.93
  1997/06/30      28582.66                    26390.70
  1997/07/31      30030.27                    27897.22
  1997/08/31      29891.67                    27746.12
  1997/09/30      31885.84                    29028.82
  1997/10/31      30241.12                    28469.68
  1997/11/30      30365.25                    28524.76
  1997/12/31      30272.08                    28760.23
  1998/01/31      30983.68                    28848.77
  1998/02/28      33361.69                    30126.14
  1998/03/31      35024.23                    31233.77
  1998/04/30      35654.04                    31429.81
  1998/05/31      34709.33                    30735.54
  1998/06/30      35256.06                    30995.14
  1998/07/31      34903.85                    30502.90
  1998/08/31      29409.40                    26998.10
  1998/09/30      30377.97                    27536.94
  1998/10/31      31657.05                    28248.19
  1998/11/30      33060.47                    29597.45
  1998/12/31      35201.41                    31329.13
  1999/01/31      36420.55                    32874.59
  1999/02/28      34683.52                    31726.02
  1999/03/31      36733.18                    33038.84
  1999/04/30      38350.36                    34379.95
  1999/05/31      38100.08                    34206.38
  1999/06/30      40323.05                    35467.28
  1999/07/31      39799.88                    35240.96
  1999/08/31      39199.20                    34796.65
  1999/09/30      39095.71                    35025.63
  1999/10/31      40773.47                    36398.36
  1999/11/30      43758.33                    38506.79
IMATRL PRASUN   SHR__CHT 19991130 19991213 142937 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Convertible Securities Fund on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $43,758 - a 337.58% increase on the initial investment. For comparison, look at how the Merrill Lynch All U.S. Convertible Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,507 - a 285.07% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Beso Sikharulidze)

An interview with Beso Sikharulidze, Portfolio Manager of Fidelity Convertible Securities Fund

Q. HOW DID THE FUND PERFORM, BESO?

A. The fund enjoyed a strong period. For the 12 months that ended
November 30, 1999, the fund had a total return of 32.36%. For the same period, the Merrill Lynch All U.S. Convertible Securities Index returned 30.10%, and the convertible securities funds average tracked by Lipper Inc. returned 23.86%.

Q. WHAT FACTORS INFLUENCED FUND PERFORMANCE DURING THE PERIOD?

A. Some good picks, most notably from the fast-growing world of telecommunications, bolstered fund performance over the past 12 months. The fund's healthy exposure to the energy sector during the recovery in oil prices also helped, as did its holdings in many of the basic industries following the April rotation to cyclical - or economically sensitive - firms. On the other hand, the fund's aversion to Internet-related securities hurt performance in the first quarter, as these issues rose sharply during that time. However, this same stance insulated the fund from a dramatic falloff spurred by the wholesale flight away from growth names in the second quarter. Having sizable, relatively illiquid stakes in names such as Federal Mogul - a global automotive parts manufacturer - and Orbital Sciences - an aerospace technology and satellite services firm - hurt as cyclicals were upended later in the spring, beginning a period of extended decline.

Q. WHAT CHANGES HAVE YOU MADE SINCE TAKING OVER THE FUND IN AUGUST?

A. I shifted some assets from the finance and energy sectors to the technology, media and leisure, and utilities sectors, gaining further exposure to the explosion in worldwide communications demand. Additionally, I felt it appropriate to broaden the portfolio, exposing it to Internet-related firms. The fact is, we're living in the middle of an exciting revolution in technology, from which I feel shareholders can benefit. My extended move into technology was a timely one, as companies in this sector soared during the late summer and early fall. The fund was rewarded handsomely for its overweighting in technology relative to both its benchmark and its value-oriented peer group. All in all, as a bottom-up investor, I found my time was best spent on an individual company level, since that's where I feel the true value exists.

Q. HAS TECHNOLOGY CHANGED THE FACE OF THE CONVERTIBLE SECURITIES
MARKET ALTOGETHER?

A. Most assuredly, it has. In the past, funds invested in convertible securities were, for the most part, low-volatility vehicles that comprised mostly blue-chip stocks and other value-oriented equities, with some protection from falling underlying stock prices. Today, however, due to the transformation of the convertibles universe as a whole - and with technology comprising almost half of the market - it was prudent to adjust the fund in kind. As a result, equity sensitivity - or the correlation between the convertible security's value and the share price activity of the underlying stock - went up. A stronger correlation between the two security types allowed investors greater exposure to the growth segment of the market during the period's upturn, while maintaining the downside protection of not actually owning the stocks themselves.

Q. WHICH HOLDINGS CONTRIBUTED TO PERFORMANCE?

A. Strong global wireless demand lifted Qualcomm, Nextel and MediaOne, each beneficiaries of the communications boom. Exodus Communications - a provider of Internet systems and network management solutions - benefited from the growing need among firms to outsource their Web-related operations.

Q. WHICH DETRACTED?

A. Federal Mogul sputtered on disappointing earnings resulting from weak global demand. Shares of waste management concern KTI, Inc. fell precipitously in response to a failed merger attempt with Casella Waste Systems in the spring. Orbital Sciences was grounded by accounting irregularities and earnings shortfalls. The fund no longer held Orbital Sciences or KTI, Inc. at the close of the period.

Q. WHAT'S YOUR OUTLOOK?

A. Technology has painted a whole new backdrop for the economy, and it's a revolution that I expect to last for many years to come. Accordingly, my outlook is quite positive overall, as I intend to position the fund to fully benefit from this trend. The ongoing challenge will be in correctly identifying the real winners from all of the clutter and the noise enveloping the marketplace.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide high total
return through a combination
of current income and capital
appreciation by investing
mainly in securities that are
convertible into common
stock

FUND NUMBER: 308

TRADING SYMBOL: FCVSX

START DATE: January 5, 1987

SIZE: as of November 30,
1999, more than $1.2 billion

MANAGER: Beso Sikharulidze,
since August 1999; manager
Fidelity Advisor Health Care
Fund, 1997-1999; several
Fidelity Select Portfolios,
1993-
1999; analyst, 1992-present;
joined Fidelity in 1992

BESO SIKHARULIDZE ON HIS
ASSET-ALLOCATION STRATEGY:

"I look at convertible securities
from an equity perspective and try
to determine if the underlying stock
itself is attractive. Increasing the
fund's weighting in convertibles
relative to pure stocks, as I did
since taking over the fund, wasn't
indicative of my feeling toward them
as an instrument, as much as it was a
reflection of how I felt about each
of the individual companies in
which I was investing. Over the
past 12 months, during the run-up
in technology stock valuations,
many high-tech companies resorted
to issuing convertible securities
as a cheaper way to raise equity
capital. In doing so, the overall
volatility of the convertibles
market and thus the equity
sensitivity of these securities, on
average, increased dramatically. In
order to keep the portfolio's overall
equity sensitivity in check, I chose to
take profits from some of the more
volatile convertibles that had
appreciated in value, and to
purchase new issues with a lower
sensitivity as a hedge against
volatility. Every now and then, if I
feel strongly about a firm and the
convertible security offers extremely
low equity sensitivity, I'll go out and
buy the underlying stock to gain
further exposure to the full breadth
of a potential rally. At the end of
the day, it's all about finding the
optimal investment mix for the
portfolio."


INVESTMENT CHANGES





TOP TEN INVESTMENTS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Qualcomm Financial Trust I      3.9                     1.3
$2.875

Tribune Co. (America Online,    2.5                     0.0
Inc.) $3.14 PHONES

MediaOne Group, Inc.            2.4                     0.1

Clear Channel Communications,   2.4                     0.0
Inc.  1.5% 12/1/02

DECS Trust VI (Metromedia       2.3                     0.0
Fiber  Network, Inc.) $2.46

Houston Industries, Inc.        2.2                     2.7
(Time Warner)  $3.216 ACES

EMC Corp. 3.25% 3/15/02         2.2                     0.0

Nextel Communications, Inc.     1.9                     0.0
4.75% 7/1/07

Comverse Technology, Inc.       1.7                     1.0
4.5% 7/1/05

VERITAS Software                 1.7                     0.0
Corp./VERITAS  Operating
Corp. 1.856% 8/13/06

                                23.2                     5.1

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      25.3                    16.5

MEDIA & LEISURE                 21.3                    14.8

UTILITIES                       11.5                    9.5

FINANCE                         8.3                     10.3

INDUSTRIAL MACHINERY &          6.3                     2.1
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                      AS OF MAY 31, 1999 **

Convertible  Securities         76.0%                          Convertible  Securities             68.8%

Stocks                          20.3%                          Stocks                              20.6%

Nonconvertible  Bonds            0.6%                          Nonconvertible  Bonds                0.7%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 3.1%                          Net Other Assets                     9.9%

* FOREIGN  INVESTMENTS           3.7%                          ** FOREIGN  INVESTMENTS              4.4%

Row: 1, Col: 1, Value: 76.0                                    Row: 1, Col: 1, Value: 68.8
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 20.3                                    Row: 1, Col: 3, Value: 20.6
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.6000000000000001                      Row: 1, Col: 5, Value: 0.7000000000000001
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.1                                     Row: 1, Col: 8, Value: 9.9




PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



CORPORATE BONDS - 40.6%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL  AMOUNT (D) (000S)            VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - 40.0%

BASIC INDUSTRIES - 0.4%

CHEMICALS & PLASTICS - 0.1%

Medical Manager Corp. 5%          -           $ 1,100                                 $ 1,194
2/15/07

METALS & MINING - 0.3%

Inco Ltd. 5.75% 7/1/04            Ba1          4,250                                   3,931

TOTAL BASIC INDUSTRIES                                                                 5,125

CONSTRUCTION & REAL ESTATE -
0.6%

CONSTRUCTION - 0.6%

Lennar Corp. 0% 7/29/18           Ba1          16,650                                  6,556

ENERGY - 0.3%

ENERGY SERVICES - 0.3%

Pride International, Inc. 0%      B2           11,000                                  3,726
4/24/18

FINANCE - 1.6%

CREDIT & OTHER FINANCE - 0.5%

Elan Finance Corp. Ltd.           Baa3         13,200                                  6,665
liquid yield option notes 0%
12/14/18 (f)

INSURANCE - 1.1%

Berkshire Hathaway, Inc. 1%       Aaa          5,345                                   12,908
12/2/01

TOTAL FINANCE                                                                          19,573

HEALTH - 3.4%

DRUGS & PHARMACEUTICALS - 3.0%

Alpharma, Inc.:

3% 6/1/06 (f)                     B            960                                     1,081

5.75% 4/1/05                      B            1,100                                   1,349

Aviron 5.75% 4/1/05               -            1,000                                   714

Centocor, Inc. 4.75% 2/15/05      AAA          2,250                                   3,251

Cetus Corp. euro 5.25% 5/21/02    Baa2         1,900                                   2,166

Genzyme Corp. 5.25% 6/1/05        -            2,370                                   2,613

Human Genome Sciences, Inc.       -            1,700                                   3,868
5.5% 7/1/06 (f)

IDEC Pharmaceuticals Corp.        -            4,510                                   3,922
liquid yield option note 0%
2/16/19 (f)

Inhale Therapeutic Systems,       -            1,000                                   1,125
Inc. 6.75% 10/13/06 (f)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D) (000S)             VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Integrated Process Equipment
Corp.:

6.25% 9/15/04 (f)                 B-          $ 2,500                                 $ 1,753

6.25% 9/15/04                     B-           750                                     526

Quintiles Transnational Corp.     B1           1,040                                   1,013
4.25% 5/31/00

Roche Holdings, Inc. liquid       -            8,000                                   4,085
yield option note  0% 5/6/12
(f)

Sepracor, Inc.:

7% 12/15/05 (f)                   -            5,000                                   5,238

7% 12/15/05                       -            3,200                                   3,352

                                                                                       36,056

MEDICAL FACILITIES MANAGEMENT
- 0.4%

HEALTHSOUTH Corp. 3.25% 4/1/03    Ba2          1,250                                   944

Wellpoint Health Networks,        Baa3         7,730                                   4,706
Inc. 0% 7/2/19

                                                                                       5,650

TOTAL HEALTH                                                                           41,706

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

ELECTRICAL EQUIPMENT - 1.0%

ANTEC Corp. 4.5% 5/15/03          B2           2,470                                   5,903

Cymer, Inc. 3.5% 8/6/04 (e)       -            1,000                                   1,043

Oak Industries, Inc.:

4.875% 3/1/08 (f)                 B2           500                                     1,005

4.875% 3/1/08                     B2           2,000                                   4,150

                                                                                       12,101

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

ASM Lithography Holding NV:

2.5% 4/9/05 (f)                   -      NLG   500                                     382

2.5% 4/9/05                       B2     NLG   3,750                                   2,863

                                                                                       3,245

POLLUTION CONTROL - 0.7%

WMX Technologies, Inc. 2%         Ba3          10,000                                  8,175
1/24/05

TOTAL INDUSTRIAL MACHINERY &                                                           23,521
EQUIPMENT

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D) (000S)             VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - 5.4%

BROADCASTING - 5.2%

American Tower Corp.:

2.25% 10/15/09 (f)                -           $ 7,100                                 $ 6,071

6.25% 10/15/09 (f)                -            5,000                                   6,175

CD Radio, Inc. 8.75% 9/29/09      -            1,000                                   1,115

Clear Channel Communications,
Inc.:

1.5% 12/1/02                      Baa3         29,000                                  28,493

2.625% 4/1/03                     Baa3         3,700                                   5,069

Liberty Media Corp. 4%            Baa3         14,000                                  15,890
11/15/29 (f)

                                                                                       62,813

LODGING & GAMING - 0.1%

Four Seasons Hotels, Inc. 0%      Ba2          4,000                                   1,062
9/23/29

PUBLISHING - 0.1%

News America Holdings, Inc.       Baa3         1,500                                   1,059
liquid yield  option notes
0% 3/11/13

Scholastic Corp. 5% 8/15/05       Baa3         1,000                                   944
(f)

                                                                                       2,003

TOTAL MEDIA & LEISURE                                                                  65,878

RETAIL & WHOLESALE - 2.9%

APPAREL STORES - 1.2%

AnnTaylor Stores Corp. 0.55%      B2           24,660                                  14,783
6/18/19 (f)

GENERAL MERCHANDISE STORES -
1.3%

Costco Companies, Inc.:

0% 8/19/17 (f)                    A3           1,000                                   1,068

0% 8/19/17                        A3           14,000                                  14,945

                                                                                       16,013

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.4%

HomeBase, Inc. 5.25% 11/1/04      B-           2,000                                   1,230

Office Depot, Inc. 0% 11/1/08     Baa2         4,000                                   2,700

                                                                                       3,930

TOTAL RETAIL & WHOLESALE                                                               34,726

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D) (000S)             VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

SERVICES - 2.3%

ADVERTISING - 1.3%

Interpublic Group of
Companies, Inc.:

1.8% 9/16/04                      -           $ 3,800                                 $ 4,909

1.87% 6/1/06 (f)                  -            5,500                                   5,507

Lamar Advertising Co. 5.25%       B2           3,000                                   4,239
9/15/06

Omnicom Group, Inc. 2.25%         Baa1         630                                     1,148
1/6/13

                                                                                       15,803

SERVICES - 1.0%

ADT Operations, Inc. liquid       Baa1         4,230                                   9,239
yield option notes 0%, 7/6/10

CheckFree Holdings Corp. 6.5%     -            2,400                                   2,676
12/1/06 (f)

                                                                                       11,915

TOTAL SERVICES                                                                         27,718

TECHNOLOGY - 17.4%

COMMUNICATIONS EQUIPMENT - 1.3%

Checkpoint Systems, Inc.          -            2,000                                   1,375
5.25% 11/1/05

DSC Communications Corp. 7%       A1           7,000                                   7,166
8/1/04

Level One Communications,         A2           1,250                                   3,142
Inc. 4% 9/1/04

Tekelec 3.25% 11/2/04 (f)         -            3,500                                   3,929

                                                                                       15,612

COMPUTER SERVICES & SOFTWARE
- 5.7%

Affymetrix, Inc. 5% 10/1/06       -            3,000                                   2,940
(f)

Amazon.com, Inc. 4.75% 2/1/09     Caa3         3,500                                   4,344

At Home Corp. 0.5246% 12/28/18    -            9,500                                   6,816

Automatic Data Processing,        Aa3          3,875                                   4,960
Inc. 0% 2/20/12

Citrix Systems, Inc. 0%           -            14,150                                  10,100
3/22/19

Exodus Communications, Inc.:

5% 3/15/06 (f)                    CCC          1,110                                   5,766

5% 3/15/06                        CCC          640                                     3,324

Networks Associates, Inc. 0%      -            11,500                                  4,255
2/13/18

Siebel Systems, Inc. 5.5%         -            3,140                                   5,267
9/15/06 (f)

VERITAS Software                  -            11,900                                  20,959
Corp./VERITAS  Operating
Corp. 1.856% 8/13/06

                                                                                       68,731

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D) (000S)             VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 5.8%

Adaptec, Inc. 4.75% 2/1/04        B1          $ 11,900                                $ 13,521

Comverse Technology, Inc.         B            7,120                                   21,004
4.5% 7/1/05

EMC Corp. 3.25% 3/15/02           Ba2          3,535                                   26,124

Hewlett-Packard Co. 0%            Aa3          9,750                                   6,008
10/14/17

Ingram Micro, Inc. 0% 6/9/18      Ba1          9,000                                   2,903

Safeguard Scientifics, Inc.       -            900                                     1,455
5% 6/15/06 (f)

                                                                                       71,015

ELECTRONICS - 4.6%

Brightpoint, Inc.:

0% 3/11/18 (f)                    B2           7,250                                   2,356

0% 3/11/18                        B2           1,000                                   325

Candescent Technologies Corp.     -            5,500                                   4,125
7% 5/1/03 (f)

Conexant Systems, Inc. 4.25%      B            4,650                                   12,375
5/1/06

Lattice Semiconductor Corp.       -            7,000                                   8,916
4.75% 11/1/06 (f)

LSI Logic Corp. 4.25% 3/15/04     B1           1,980                                   4,057
(f)

S3, Inc. 5.75% 10/1/03            -            14,400                                  12,672

Sanmina Corp. 4.25% 5/1/04 (f)    B+           1,900                                   2,449

Solectron Corp. 0% 1/27/19        Baa3         8,250                                   5,543

STMicroelectronics NV 0%          -            2,350                                   2,750
9/22/09

                                                                                       55,568

TOTAL TECHNOLOGY                                                                       210,926

UTILITIES - 3.8%

CELLULAR - 2.0%

CoreComm Ltd. 6% 10/1/06 (f)      -            1,000                                   1,195

Nextel Communications, Inc.       B1           10,680                                  23,416
4.75% 7/1/07 (f)

                                                                                       24,611

ELECTRIC UTILITY - 0.8%

AES Corp. 4.5% 8/15/05            B1           8,500                                   10,168

TELEPHONE SERVICES - 1.0%

Cam-Net Communications            -            2,275                                   0
Network, Inc.  11.5% 4/4/00
(g)(h)

France Telecom SA 4.125%          Aaa    EUR   4,170                                   4,376
11/29/04 (f)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D) (000S)             VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Telefonica Europe BV 2%           A2          $ 1,625                                 $ 3,441
7/15/02

Telefonos de Mexico SA de CV      BB           3,500                                   3,938
4.25% 6/15/04

                                                                                       11,755

TOTAL UTILITIES                                                                        46,534

TOTAL CONVERTIBLE BONDS                                                                485,989

NONCONVERTIBLE BONDS - 0.6%

UTILITIES - 0.6%

TELEPHONE SERVICES - 0.6%

WinStar Communications, Inc.      CCC          8,000                                   7,040
10% 3/15/08

TOTAL CORPORATE BONDS                                                                  493,029
(Cost $415,376)



COMMON STOCKS - 20.3%

                                 SHARES

BASIC INDUSTRIES - 1.0%

IRON & STEEL - 0.2%

Nucor Corp.                       46,200                    2,330

METALS & MINING - 0.6%

Alcoa, Inc.                       110,000                   7,205

PAPER & FOREST PRODUCTS - 0.2%

Boise Cascade Corp.               25,800                    893

Trex Co., Inc. (a)                66,700                    1,718

                                                            2,611

TOTAL BASIC INDUSTRIES                                      12,146

CONSTRUCTION & REAL ESTATE -
0.4%

REAL ESTATE INVESTMENT TRUSTS
- 0.4%

Apartment Investment &            24,700                    919
Management Co. Class A

Duke-Weeks Realty Corp.           51,600                    955

Public Storage, Inc.              39,400                    899

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Reckson Associates Realty         52,500                   $ 1,060
Corp.

Spieker Properties, Inc.          28,300                    991

                                                            4,824

DURABLES - 0.1%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Barrett Resources Corp. (a)       28,400                    754

ENERGY - 1.6%

ENERGY SERVICES - 0.9%

Halliburton Co.                   80,700                    3,122

Weatherford International,        216,700                   7,571
Inc. (a)

                                                            10,693

OIL & GAS - 0.7%

Nuevo Energy Co. (a)              130,000                   2,007

Sunoco, Inc.                      260,400                   6,656

                                                            8,663

TOTAL ENERGY                                                19,356

FINANCE - 0.2%

CREDIT & OTHER FINANCE - 0.2%

Associates First Capital          63,600                    2,115
Corp. Class A

HEALTH - 1.2%

DRUGS & PHARMACEUTICALS - 1.0%

Eli Lilly & Co.                   50,400                    3,616

Millennium Pharmaceuticals,       43,600                    4,244
Inc. (a)

Warner-Lambert Co.                47,500                    4,260

                                                            12,120

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

Biomet, Inc.                      34,400                    1,090

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Express Scripts, Inc. Class A     25,600                    1,299
(a)

TOTAL HEALTH                                                14,509

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

ELECTRICAL EQUIPMENT - 0.0%

Sensormatic Electronics Corp.     1,131                    $ 14
(a)(f)

MEDIA & LEISURE - 4.7%

BROADCASTING - 4.6%

AT&T Corp. - Liberty Media        179,700                   7,514
Group Class A (a)

Cablevision Systems Corp.         87,040                    5,968
Class A (a)

MediaOne Group, Inc.              371,888                   29,472

NorthPoint Communication          260,300                   7,337
Holdings, Inc.

Time Warner, Inc.                 10,120                    624

USA Networks, Inc. (a)            128,600                   5,144

                                                            56,059

ENTERTAINMENT - 0.1%

Fox Entertainment Group, Inc.     45,600                    1,049
Class A

TOTAL MEDIA & LEISURE                                       57,108

PRECIOUS METALS - 1.0%

Newmont Mining Corp.              150,000                   3,553

Stillwater Mining Co. (a)         376,908                   9,140

                                                            12,693

RETAIL & WHOLESALE - 1.0%

DRUG STORES - 0.1%

ProVantage Health Services,       156,700                   1,626
Inc. (a)

GROCERY STORES - 0.1%

Kroger Co. (a)                    56,000                    1,194

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.8%

Circuit City Stores, Inc. -       50,000                    2,425
Circuit City Group

Home Depot, Inc.                  51,165                    4,045

Lowe's Companies, Inc.            58,600                    2,919

                                                            9,389

TOTAL RETAIL & WHOLESALE                                    12,209

SERVICES - 0.3%

ADVERTISING - 0.1%

Interpublic Group of              30,800                    1,448
Companies, Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

SERVICES - 0.2%

H&R Block, Inc.                   59,500                   $ 2,559

TOTAL SERVICES                                              4,007

TECHNOLOGY - 7.2%

COMMUNICATIONS EQUIPMENT - 1.8%

Cabletron Systems, Inc. (a)       200,000                   4,588

Carrier Access Corp. (a)          55,000                    3,224

Jabil Circuit, Inc. (a)           103,400                   6,611

Lucent Technologies, Inc.         53,300                    3,894

Nortel Networks Corp.             28,600                    2,104

Terayon Communication             24,000                    1,490
Systems, Inc. (a)

                                                            21,911

COMPUTER SERVICES & SOFTWARE
- 3.8%

Akamai Technologies, Inc.         400                       95

Digex, Inc. Class A               22,500                    754

Foundry Networks, Inc.            2,500                     588

Healtheon/Web Maryland Corp.      106,500                   4,839

Legato Systems, Inc. (a)          154,900                   10,461

Micromuse, Inc. (a)               40,000                    4,575

Microsoft Corp. (a)               98,100                    8,932

Network Solutions, Inc. Class     17,500                    2,624
A (a)

Unisys Corp. (a)                  190,554                   5,478

Vignette Corp. (a)                20,700                    4,282

Visual Networks, Inc. (a)         58,000                    3,422

                                                            46,050

COMPUTERS & OFFICE EQUIPMENT
- 0.5%

Alteon Websystems, Inc.           34,800                    3,358

Juniper Networks, Inc.            10,500                    2,910

                                                            6,268

ELECTRONIC INSTRUMENTS - 0.2%

PE Corp. - Biosystems Group       25,200                    2,057

ELECTRONICS - 0.9%

JDS Uniphase Corp. (a)            11,300                    2,585

Micron Technology, Inc. (a)       45,100                    3,027

Motorola, Inc.                    23,100                    2,639

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

National Semiconductor Corp.      49,700                   $ 2,112
(a)

QLogic Corp. (a)                  2,100                     238

                                                            10,601

TOTAL TECHNOLOGY                                            86,887

TRANSPORTATION - 0.5%

TRUCKING & FREIGHT - 0.5%

CNF Transportation, Inc.          175,000                   5,819

United Parcel Service, Inc.       9,000                     595
Class B

                                                            6,414

UTILITIES - 1.1%

CELLULAR - 0.4%

ALLTEL Corp.                      15,000                    1,298

Sprint Corp. Series 1 - PCS       15,700                    1,440
Group

VoiceStream Wireless Corp. (a)    20,200                    1,863

                                                            4,601

ELECTRIC UTILITY - 0.2%

Calpine Corp. (a)                 25,600                    1,510

Illinova Corp.                    27,200                    874

                                                            2,384

GAS - 0.3%

Enron Corp.                       86,000                    3,273

TELEPHONE SERVICES - 0.2%

MCI WorldCom, Inc. (a)            21,729                    1,797

Time Warner Telecom, Inc.         28,700                    834

WinStar Communications, Inc.      5,271                     268

                                                            2,899

TOTAL UTILITIES                                             13,157

TOTAL COMMON STOCKS                                         246,193
(Cost $197,221)

CONVERTIBLE PREFERRED STOCKS
- 36.0%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.4%

British Aerospace PLC 7.75%       1,630,000                $ 4,479

BASIC INDUSTRIES - 2.1%

CHEMICALS & PLASTICS - 1.2%

Monsanto Co. $1.625 ACES          126,900                   4,957

Sealed Air Corp. Series A,        198,700                   9,339
$2.00

                                                            14,296

IRON & STEEL - 0.2%

LTV Corp. $4.125 (f)              60,000                    3,270

PACKAGING & CONTAINERS - 0.2%

Owens-Illinois, Inc. $2.375       84,000                    2,557

PAPER & FOREST PRODUCTS - 0.5%

Georgia-Pacific Corp. $3.75       93,000                    3,912

International Paper Capital       41,000                    2,129
Trust $2.625

                                                            6,041

TOTAL BASIC INDUSTRIES                                      26,164

ENERGY - 2.8%

OIL & GAS - 2.8%

Apache Corp. $2.015 ACES          90,100                    3,052

Chesapeake Energy Corp. $3.50     32,800                    1,000

EVI, Inc.:

$2.50 (f)                         30,000                    1,118

$2.50                             205,000                   7,636

Pogo Trust I $3.25 QUIPS          103,400                   4,860

The Coastal Corp. $1.20           139,700                   2,658

Tosco Financing Trust:

$2.875 (f)                        104,500                   4,918

$2.875                            115,000                   5,412

Unocal Capital Trust Corp.        78,000                    3,881
$3.125

                                                            34,535

FINANCE - 6.5%

CREDIT & OTHER FINANCE - 4.7%

Calpine Capital Trust $2.875      85,000                    5,185

CVS Trust Automatic Common        79,000                    5,668
Exchangeable  Securities
Trust $4.23

DECS Trust VI (Metromedia         718,000                   27,374
Fiber Network, Inc.) $2.46

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Dollar General STRYPES Trust      50,500                   $ 1,957
$3.3536

Federal-Mogul Financing Trust     99,000                    3,490
$3.50 (f)

Life Re Corp./Life Re Capital     70,000                    5,276
Trust II $3.96

Newell Financial Trust I          118,000                   4,809
$2.625 QUIPS

Union Pacific Capital Trust       86,200                    3,793
$3.125

                                                            57,552

INSURANCE - 0.3%

Jefferson-Pilot Corp. $5.256      32,900                    3,183
ACES

INVESTMENT COMPANIES - 1.2%

Amdocs Automatic Common           433,800                   14,099
Exchange Securities Trust
$1.51 TRACES

SECURITIES INDUSTRY - 0.3%

Merrill Lynch & Co., Inc.         151,000                   2,860
(IMC Global) $2.39 STRYPES

Southwest Securities Group,       17,800                    730
Inc. (Knight/Trimark Group,
Inc.) $2.83 DARTS

                                                            3,590

TOTAL FINANCE                                               78,424

HEALTH - 0.4%

DRUGS & PHARMACEUTICALS - 0.3%

Alkermes, Inc. $3.25              15,000                    1,134

Cephalon, Inc. $3.63 (f)          40,000                    2,640

                                                            3,774

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

McKesson Financing Trust $2.50    21,500                    840

TOTAL HEALTH                                                4,614

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.4%

ELECTRICAL EQUIPMENT - 4.3%

Loral Space & Communications      41,000                    2,035
Ltd. Series C, $3.00

Omnipoint Corp. $3.50             27,000                    3,601

Qualcomm Financial Trust I        92,900                    47,124
$2.875

                                                            52,760

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Ingersoll Rand Co./Ingersoll      37,000                   $ 865
Rand Finance  $1.68 Income
PRIDES

TOTAL INDUSTRIAL MACHINERY &                                53,625
EQUIPMENT

MEDIA & LEISURE - 11.2%

BROADCASTING - 7.3%

Adelphia Communications Corp.     36,300                    6,294
$11.00

Comcast Corp. $1.44               109,000                   9,681

Cox Communications, Inc.:

$0.125                            116,000                   6,634

$6.858                            113,000                   10,114

EchoStar Communications Corp.     16,800                    9,139
$3.375

Emmis Communications Corp.        77,000                    4,659
$3.125

Entercom Communication            40,000                    2,900
Capital Trust $3.13

MediaOne Group, Inc.:

$3.04                             317,000                   14,186

(Vodafone AirTouch PLC) $3.63     134,100                   13,678
PIES

TCI Pacific Communications,       22,600                    8,068
Inc. (Telecommunications,
Inc.) Class A, $5.00

UnitedGlobalCom, Inc.:

$3.50 (f)                         19,000                    1,324

$3.50                             25,000                    1,743

                                                            88,420

ENTERTAINMENT - 0.3%

Premier Parks, Inc. $4.05 PIES    69,400                    3,401

PUBLISHING - 3.6%

Readers Digest Automatic          494,800                   13,360
Common Exchange Trust  $1.93
TRACES

Tribune Co. (America Online,      200,500                   30,752
Inc.) $3.14 PHONES

                                                            44,112

RESTAURANTS - 0.0%

Wendys Financing I $2.50          10,000                    505
TECONS

TOTAL MEDIA & LEISURE                                       136,438

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

NONDURABLES - 0.6%

BEVERAGES - 0.5%

Seagram Co. Ltd. $3.76 ACES       128,900                  $ 5,784

HOUSEHOLD PRODUCTS - 0.1%

Estee Lauder Co. $3.80 TRACES     13,000                    969

TOTAL NONDURABLES                                           6,753

RETAIL & WHOLESALE - 0.2%

GENERAL MERCHANDISE STORES -
0.2%

K mart Financing I $3.875         66,500                    2,988

SERVICES - 0.6%

Cendant Corp. $3.75 Income        70,900                    1,897
PRIDES

Cendant Corp. $2.91 Growth        200,000                   5,132
PRIDES

                                                            7,029

TECHNOLOGY - 0.7%

COMMUNICATIONS EQUIPMENT - 0.1%

Globalstar Telecommunications     17,200                    991
Ltd. $4.00

COMPUTER SERVICES & SOFTWARE
- 0.6%

PSINet, Inc. $3.375               100,900                   4,856

Verio, Inc. $3.375 (f)            55,500                    2,574

                                                            7,430

TOTAL TECHNOLOGY                                            8,421

TRANSPORTATION - 0.1%

RAILROADS - 0.1%

Canadian National Railway Co.     30,000                    1,468
$2.62

UTILITIES - 6.0%

ELECTRIC UTILITY - 2.6%

Houston Industries, Inc.          264,200                   27,279
(Time Warner) $3.216 ACES

Reliant Energy, Inc. 2%           66,000                    4,076

                                                            31,355

GAS - 0.1%

Enron Corp. Series J, $10.50      1,100                     1,143

TELEPHONE SERVICES - 3.3%

Broadwing, Inc. $3.375            23,000                    1,179

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Global Crossing Ltd. $6.375       10,000                   $ 1,154
(f)

Global TeleSystems Group,         70,000                    3,911
Inc. $3.63

Intermedia Communications,        205,500                   7,578
Inc. Series D,  $1.75
depositary shares

MCI WorldCom, Inc. $2.25          71,000                    2,911

McLeodUSA, Inc. $16.87            16,600                    6,646

NEXTLINK Communications, Inc.     17,500                    2,056
$3.25

Qwest Trends Trust $2.04 (f)      19,000                    1,085

Sprint Corp. (Southern New        10,800                    864
England Telecommunications)
$2.63 DECS

WinStar Communications, Inc.:

$3.50                             21,300                    1,219

$72.50 (f)                        7,300                     7,298

Series D, $3.50 (f)               77,500                    4,437

                                                            40,338

TOTAL UTILITIES                                             72,836

TOTAL CONVERTIBLE PREFERRED                                 437,774
STOCKS
(Cost $370,057)

CASH EQUIVALENTS - 1.0%



Taxable Central Cash Fund,        11,921,073                11,921
5.34% (c)
(Cost $11,921)

TOTAL INVESTMENT PORTFOLIO -                                1,188,917
97.9%
(Cost $994,575)

NET OTHER ASSETS - 2.1%                                     25,030

NET ASSETS - 100%                                         $ 1,213,947


SECURITY TYPE ABBREVIATIONS

ACES                         -   Automatic Common Exchange
                                 Securities

DARTS                        -   Derivatives Adjustable Ratio
                                 Securities

DECS                         -   Dividend Enhanced Convertible
                                 Stock/Debt Exchangeable for
                                 Common Stock

PHONES                       -   Participation Hybrid Option
                                 Note  Exchangeable Securities

PIES                         -   Premium Income  Equity
                                 Securities

PRIDES                       -   Preferred Redeemable
                                 Increased Dividend  Equity
                                 Securities

QUIPS                        -   Quarterly Income Preferred
                                 Securities

STRYPES                      -   Structured Yield Product
                                 Exchangeable for Common Stock

TECONS                       -   Term Convertible Shares

TRACES                       -   Trust Automatic Common
                                 Exchange Securities

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

NLG                          -   Dutch guilder

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $185,807,000 or 15.3% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                      ACQUISITION DATE  ACQUISITION COST (000S)

Cam-Net   Communications      4/12/96           $ 1,838
Network, Inc.   11.5% 4/4/00

(h) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS        S&P RATINGS

Aaa, Aa, A    4.9%     AAA, AA, A    2.2%

Baa           7.0%     BBB           9.8%

Ba            4.2%     BB            3.0%

B             7.8%     B             10.9%

Caa           0.4%     CCC           1.7%

Ca, C         0.0%     CC, C         0.0%

                       D             0.0%

The percentage not rated by Moody's or S&P amounted to 11.6%. FMR has determined that unrated debt securities that are lower quality account for 11.6% of the total value of investment in securities.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $998,945,000. Net unrealized appreciation aggregated $189,972,000, of which $225,798,000 related to appreciated investment securities and $35,826,000 related to depreciated investment securities.

The fund hereby designates approximately $41,823,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                  NOVEMBER 30, 1999

ASSETS

Investment in securities, at             $ 1,188,917
value (cost $994,575) -  See
accompanying schedule

Cash                                      82

Receivable for investments                43,619
sold

Receivable for fund shares                1,524
sold

Dividends receivable                      854

Interest receivable                       2,989

Other receivables                         3

 TOTAL ASSETS                             1,237,988

LIABILITIES

Payable for investments        $ 13,973
purchased

Payable for fund shares         9,219
redeemed

Accrued management fee          605

Other payables and accrued      244
expenses

 TOTAL LIABILITIES                        24,041

NET ASSETS                               $ 1,213,947

Net Assets consist of:

Paid in capital                          $ 910,184

Undistributed net investment              5,377
income

Accumulated undistributed net             104,061
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               194,325
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 54,133 shares            $ 1,213,947
outstanding

NET ASSET VALUE, offering                 $22.43
price and redemption price
per share ($1,213,947
(divided by) 54,133 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                       YEAR
                                           ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                          $ 17,852
Dividends

Interest                                    21,120

Security lending                            22

 TOTAL INCOME                               38,994

EXPENSES

Management fee Basic fee         $ 5,120

 Performance adjustment           1,290

Transfer agent fees               2,009

Accounting and securities         386
lending fees

Non-interested trustees'          5
compensation

Custodian fees and expenses       49

Registration fees                 55

Audit                             46

Legal                             11

Interest                          4

Reports to shareholders           31

Miscellaneous                     3

 Total expenses before            9,009
reductions

 Expense reductions               (263)     8,746

NET INVESTMENT INCOME                       30,248

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            112,715

 Foreign currency transactions    (212)     112,503

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            155,774

 Assets and liabilities in        3         155,777
foreign currencies

NET GAIN (LOSS)                             268,280

NET INCREASE (DECREASE) IN                 $ 298,528
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 30,248                      $ 33,377
income

 Net realized gain (loss)         112,503                       90,161

 Change in net unrealized         155,777                       (39,475)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       298,528                       84,063
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (32,773)                      (31,437)
From net investment income

 From net realized gain           (60,281)                      (95,599)

 TOTAL DISTRIBUTIONS              (93,054)                      (127,036)

Share transactions Net            362,790                       458,888
proceeds from sales of shares

 Reinvestment of distributions    84,738                        119,172

 Cost of shares redeemed          (425,892)                     (577,708)

 NET INCREASE (DECREASE) IN       21,636                        352
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       227,110                       (42,621)
IN NET ASSETS

NET ASSETS

 Beginning of period              986,837                       1,029,458

 End of period (including        $ 1,213,947                   $ 986,837
undistributed net investment
income of $5,377 and $6,817,
respectively)

OTHER INFORMATION
Shares

 Sold                             18,167                        24,071

 Issued in reinvestment of        4,632                         6,962
distributions

 Redeemed                         (21,698)                      (30,607)

 Net increase (decrease)          1,101                         426


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 18.61  $ 19.57  $ 18.64  $ 17.66  $ 15.63
of period

Income from  Investment
Operations

Net investment income             .57 B    .60 B    .64 B    .83      .79

Net realized and  unrealized      5.01     .86      1.90     1.79     1.94
gain (loss)

Total from investment             5.58     1.46     2.54     2.62     2.73
operations

Less Distributions

 From net investment income       (.62)    (.58)    (.80)    (.74)    (.70)

From net realized gain            (1.14)   (1.84)   (.81)    (.90)    -

Total distributions               (1.76)   (2.42)   (1.61)   (1.64)   (.70)

Net asset value, end of period   $ 22.43  $ 18.61  $ 19.57  $ 18.64  $ 17.66

TOTAL RETURN A                    32.36%   8.88%    14.84%   16.02%   18.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,214  $ 987    $ 1,029  $ 1,148  $ 1,049
(in millions)

Ratio of expenses to average      .85%     .79%     .74%     .85%     .70%
net assets

Ratio of expenses to average      .82% C   .77% C   .73% C   .83% C   .70%
net assets after expense
reductions

Ratio of net investment           2.85%    3.21%    3.46%    4.48%    4.59%
income  to average net assets

Portfolio turnover rate           246%     223%     212%     175%     203%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Convertible Securities Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts , disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,428,934,000 and $2,394,467,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).15% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .60% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $59,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no loans outstanding.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,782,000. The weighted average interest rate was 5.35%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $238,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $16,000 and $9,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Convertible Securities Fund (a fund of Fidelity Financial Trust) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Convertible Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Convertible Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
12/20/99 12/17/99    $.15      $1.45
1/10/00 1/7/00       -         $.25

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 39% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
David Felman, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

*INDEPENDENT TRUSTEES

CVS-ANN-0100  88380
1,539184.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity(registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY(REGISTERED TRADEMARK)
EQUITY-INCOME II
FUND

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  23  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  27  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          28

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EQUITY-INCOME II          8.25%        142.16%       438.69%

Russell 3000 Value                 9.54%        173.80%       363.92%**

S&P 500 (registered trademark)     20.90%       236.51%       440.34%

Equity Income Funds Average        5.57%        125.73%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 21, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations - and the Standard & Poors 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EQUITY-INCOME II          8.25%        19.35%        19.89%

Russell 3000 Value                 9.54%        22.32%        18.05%**

S&P 500                            20.90%       27.47%        19.93%

Equity Income Funds Average        5.57%        17.57%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

** FROM AUGUST 31, 1990

$10,000 OVER LIFE OF FUND
                        Equity-Income II     Russell 3000 Value
                        00319                 RS008

           1990/08/31    10000.00            10000.00
           1990/09/28     9702.68             9497.73
           1990/10/31     9702.68             9342.48
           1990/11/30    10089.20             9986.36
           1990/12/31    10357.84            10242.71
           1991/01/31    10856.29            10723.91
           1991/02/28    11823.29            11459.66
           1991/03/28    12314.16            11661.45
           1991/04/30    12656.50            11747.90
           1991/05/31    13300.91            12192.20
           1991/06/28    12988.78            11675.69
           1991/07/31    13710.35            12152.28
           1991/08/30    14233.33            12382.96
           1991/09/30    14327.58            12298.91
           1991/10/31    14771.77            12498.30
           1991/11/29    14327.58            11865.65
           1991/12/31    15184.33            12845.31
           1992/01/31    15614.16            12933.97
           1992/02/28    16117.50            13271.75
           1992/03/31    16055.36            13082.80
           1992/04/30    16403.25            13592.89
           1992/05/29    16582.46            13681.15
           1992/06/30    16477.97            13571.03
           1992/07/31    16986.62            14094.15
           1992/08/31    16636.92            13675.13
           1992/09/30    16849.40            13869.90
           1992/10/30    16987.86            13907.01
           1992/11/30    17648.20            14395.64
           1992/12/31    18077.81            14759.30
           1993/01/29    18572.21            15217.23
           1993/02/26    18901.70            15713.08
           1993/03/31    19617.30            16186.87
           1993/04/30    19672.49            15964.62
           1993/05/28    19970.56            16300.20
           1993/06/30    20160.07            16642.60
           1993/07/30    20359.79            16837.57
           1993/08/31    21025.50            17449.95
           1993/09/30    20947.94            17513.14
           1993/10/29    21338.14            17539.01
           1993/11/30    21014.83            17169.13
           1993/12/31    21492.00            17512.14
           1994/01/31    22520.39            18171.06
           1994/02/28    22087.76            17603.60
           1994/03/31    21183.75            16935.85
           1994/04/29    21759.45            17244.96
           1994/05/31    22017.94            17421.87
           1994/06/30    21850.84            17001.24
           1994/07/29    22441.40            17507.52
           1994/08/31    23209.14            18029.85
           1994/09/30    22675.50            17473.82
           1994/10/31    23067.28            17657.16
           1994/11/30    22046.29            16943.88
           1994/12/30    22171.41            17171.54
           1995/01/31    22146.28            17635.50
           1995/02/28    22947.50            18328.32
           1995/03/31    23703.12            18698.80
           1995/04/28    24256.99            19286.12
           1995/05/31    24823.45            20058.57
           1995/06/30    25164.41            20370.68
           1995/07/31    26151.25            21083.16
           1995/08/31    26290.42            21413.93
           1995/09/29    26883.63            22142.26
           1995/10/31    26082.85            21856.22
           1995/11/30    27366.65            22939.98
           1995/12/29    28022.58            23529.51
           1996/01/31    28797.08            24207.08
           1996/02/29    29164.92            24408.47
           1996/03/29    29957.28            24832.31
           1996/04/30    30432.37            24982.15
           1996/05/31    30722.71            25325.15
           1996/06/28    30484.72            25315.12
           1996/07/31    29449.54            24317.01
           1996/08/30    30126.38            25050.15
           1996/09/30    31162.75            26012.56
           1996/10/31    31736.63            26944.28
           1996/11/29    33591.71            28846.23
           1996/12/31    33264.95            28610.54
           1997/01/31    34404.70            29898.50
           1997/02/28    34728.48            30321.94
           1997/03/31    33324.35            29259.58
           1997/04/30    34894.38            30407.89
           1997/05/30    36888.75            32178.11
           1997/06/30    38633.53            33583.58
           1997/07/31    41176.89            35999.53
           1997/08/29    38804.04            34894.71
           1997/09/30    40953.57            37024.78
           1997/10/31    39655.95            35992.77
           1997/11/28    41081.91            37464.19
           1997/12/31    42304.04            38575.18
           1998/01/30    42492.74            38014.34
           1998/02/27    45118.70            40547.99
           1998/03/31    47573.98            42946.92
           1998/04/30    47685.65            43227.05
           1998/05/29    47494.21            42501.08
           1998/06/30    49059.28            42971.81
           1998/07/31    48787.27            41980.78
           1998/08/31    41346.77            35705.76
           1998/09/30    43155.32            37752.22
           1998/10/30    46878.65            40525.98
           1998/11/30    49318.07            42350.43
           1998/12/31    52025.59            43783.05
           1999/01/29    52661.94            44026.89
           1999/02/26    51946.51            43223.36
           1999/03/31    53409.79            44026.86
           1999/04/30    55700.78            48132.43
           1999/05/28    53672.11            47743.75
           1999/06/30    56145.75            49154.73
           1999/07/30    54478.92            47734.46
           1999/08/31    53356.01            45966.92
           1999/09/30    51857.23            44410.50
           1999/10/29    53652.09            46716.73
           1999/11/30    53388.14            46391.90

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Equity-Income II Fund on August 31, 1990, shortly after the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $53,388 - a 433.88% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $46,392 - a 363.92% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Value Index rather than the S&P 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. The stock
market, for example, has a
history of long-term growth
and short-term volatility. In turn,
the share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER EQUITY INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR AND TEN YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE EQUITY INCOME FUNDS AVERAGE ARE 4.43%, 121.73%, 224.66% AND 4.43%, 17.17% AND 12.40%, RESPECTIVELY.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000 index - helped by
its healthy 26% weighting in the
sector - returned 15.67% for the
12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks -
had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Bettina Doulton)
(photograph of Steve DuFour)

NOTE TO SHAREHOLDERS: The following is an interview with Bettina
Doulton, Portfolio Manager of Fidelity Equity-Income II Fund, with additional comments from Steve DuFour, who will become manager of the fund effective February 1, 2000.

Q. HOW DID THE FUND PERFORM, BETTINA?

B.D. For the 12 months ending November 30, 1999, the fund returned 8.25%, outperforming the 5.57% return of the equity income funds average tracked by Lipper Inc. During the same period, the fund's new benchmark, the Russell 3000 Value Index - which Steve DuFour will discuss in his callout box on page 8 - and the Standard & Poor's 500 Index returned 9.54% and 20.90%, respectively. Given the fund's income-oriented investment approach, its underperformance relative to the S&P is primarily due to its underweighting of technology stocks, the vast majority of which do not pay dividends.

Q. WHILE THE FUND PERFORMED BETTER THAN ITS AVERAGE PEER, IT APPEARED TO BE - JUDGING BY THE NUMBERS - A DIFFICULT YEAR FOR EQUITY-INCOME FUNDS IN GENERAL . . .

B.D. That's true. It has not been an equity-income year. In my opinion, the category's broad-based underperformance was due to the massive revaluation in the marketplace. The big, expensive growth stocks, particularly in technology, became even more expensive, while stock prices for the rest of the market - and most of the fund's investable universe - drifted downward. In other words, the market abandoned the philosophy of "growth at a reasonable price" and pursued growth at any price.

Q. CAN YOU EXPLAIN WHAT LED TO THIS DISPARITY IN VALUATIONS AND
INVESTOR INTEREST?

B.D. I think it's a function of how the information age has dramatically changed the economy. The tech stocks that have done so well are the enablers of what I call the "new economy." By enablers, I mean the makers and providers of the servers, the software, the communications networks and all the related equipment necessary to operate in this new economy competitively. Investors believe these companies have good prospects for earnings and revenue growth for the next several years, and are willing to pay almost any price for this growth. That leaves the sustainability of growth rates for "old economy" companies - those built without the cost and productivity advantages of the Internet and e-commerce - in doubt. Consequently, investors have become very shy about investing in those areas.

Q. THEN THE OBVIOUS QUESTION BECOMES, HOW DOES THE FUND DEAL WITH THIS GIVEN ITS LIMITED TECHNOLOGY EXPOSURE?

B.D. I've sought to optimize results by investing in those companies that appear to have the best prospects among my investable universe. My focus is on companies that appear to have the technology, the cost structures, the customer bases, the services and, importantly, the strategy to adapt their business model to this new economy. The exciting thing, and the big positive, is that those companies are out there and the market will likely reward them - as we've seen with some stocks that did well for the fund over the past year. General Electric, the fund's largest holding, is a great example. Its stock had a terrific year, now trading at close to 40 times its earnings, while its valuation relative to its peers widened out dramatically. Another example is American Express. Here's a company that strategically positioned itself by aggressively adapting its businesses and card products to the e-commerce paradigm, and was extremely well-rewarded for it.

Q. WHICH OF THE FUND'S HOLDINGS STRUGGLED IN THIS ENVIRONMENT?

B.D. Three positions in the finance sector - Freddie Mac, Fannie Mae and Associates First Capital - are all fundamentally sound, but were negatively affected by what the market was willing to pay for in 1999. Despite hitting their earnings numbers for the year, the companies' price-to-earnings ratios contracted, resulting in lower stock prices. Philip Morris, the biggest detractor from fund performance, continued to struggle with litigation and it, too, experienced a reduction in growth rates. I reduced this position significantly. Unilever, an Anglo-Dutch consumer products company, also performed poorly; its fundamentals failed to develop as expected and its growth rates were disappointing.

Q. TURNING TO YOU, STEVE, WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?

S.D. Actually, I have a positive outlook for the near-term prospects of the value side of the market. As many economies around the world continue to show improvement, these recoveries could help spur a rebound in the performance of some cyclical names as demand for their products or services increases. Since this is a value-oriented fund, such a development could be a plus for the fund's investors. Whatever happens, I will conduct a disciplined search for those stocks that represent good value in the marketplace.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: reasonable income; the
fund also considers the
potential for capital
appreciation

FUND NUMBER: 319

TRADING SYMBOL: FEQTX

START DATE: August 21, 1990

SIZE: as of November 30,
1999 more than $18.1 billion

MANAGER: Steve DuFour,
since February 2000;
manager, Fidelity Balanced
Fund, 1997-2000; Fidelity
Convertible Securities Fund,
January 1997-July 1997;
several Fidelity Select
Portfolios, 1993-1997;
joined Fidelity in 1993

STEVE DUFOUR ON THE FUND'S
BENCHMARK CHANGE TO THE
RUSSELL 3000 VALUE INDEX:

 "Given the fund's focus on stocks
with value characteristics, the
Russell 3000 Value Index more
closely reflects the fund's
investment strategy than the
growth-oriented S&P 500. As this
is an equity-income fund, it looks
for a yield that exceeds the
composite yield of securities in
the S&P 500 and does not
generally invest in non-dividend
paying growth stocks - including the
large-cap technology stocks that
have driven the S&P's returns over
the past several years. The Russell
3000 Value Index focuses on
stocks with lower price-to-book
values, which have higher
dividend yields on average. That's
why, in my mind, the Russell 3000
Value Index is a more appropriate
benchmark for the fund.

"To me, value stocks are those that
investors have abandoned for the
wrong reasons. Sometimes a stock
declines because of a general
market panic, and indiscriminate
selling takes good stocks down with
bad ones. Times like that are great
for a value investor like myself.
"At other times, I find value when
the basic business prospects for
an industry improve and market
participants fail to notice. Or the
value catalyst may be
company-specific. A new CEO, an
exciting product or technology in
the pipeline - there are many
factors to consider here.
Nevertheless, value stocks share a
common characteristic: a mismatch
between the current public
perception of their prospects and
the more favorable prospects I see
based on my analysis of the
companies, their industries and,
to some extent, general market
conditions."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            5.2                     4.0

Exxon Corp.                     4.6                     3.0

Chase Manhattan Corp.           4.5                     3.9

American Express Co.            4.0                     3.9

Fannie Mae                      3.8                     3.0

Citigroup, Inc.                 3.1                     4.8

Merck & Co., Inc.               2.9                     1.7

SBC Communications, Inc.        2.9                     1.4

Bristol-Myers Squibb Co.        2.9                     2.8

BP Amoco PLC sponsored ADR       2.4                     2.4

                                36.3                    30.9

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         21.3                    23.9

HEALTH                          12.9                    9.2

ENERGY                          12.3                    10.7

INDUSTRIAL MACHINERY &          8.7                     7.3
EQUIPMENT

MEDIA & LEISURE                 8.2                     8.6



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          91.8%                         Stocks                               94.7%

Convertible  Securities          1.4%                         Convertible  Securities               0.7%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 6.8%                         Net Other Assets                      4.6%

* FOREIGN  INVESTMENTS           5.7%                         ** FOREIGN  INVESTMENTS               6.6%

Row: 1, Col: 1, Value: 91.8                                   Row: 1, Col: 1, Value: 94.7
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.4                                    Row: 1, Col: 4, Value: 0.7000000000000001
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.8                                    Row: 1, Col: 8, Value: 4.6




PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 91.8%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 3.2%

AEROSPACE & DEFENSE - 2.5%

AlliedSignal, Inc.                1,145,400                $ 68,509

Boeing Co.                        3,959,200                 161,585

Textron, Inc.                     2,381,800                 169,257

United Technologies Corp.         859,600                   48,567

                                                            447,918

SHIP BUILDING & REPAIR - 0.7%

General Dynamics Corp.            2,604,930                 134,317

TOTAL AEROSPACE & DEFENSE                                   582,235

BASIC INDUSTRIES - 2.8%

CHEMICALS & PLASTICS - 1.2%

Dow Chemical Co.                  307,100                   35,969

Engelhard Corp.                   1,092,300                 18,364

Praxair, Inc.                     3,632,600                 162,105

Rohm & Haas Co.                   11,100                    407

                                                            216,845

METALS & MINING - 1.4%

Alcoa, Inc.                       3,940,300                 258,090

PACKAGING & CONTAINERS - 0.2%

Corning, Inc.                     360,000                   33,728

Crown Cork & Seal Co., Inc.       230,400                   4,694

                                                            38,422

TOTAL BASIC INDUSTRIES                                      513,357

CONSTRUCTION & REAL ESTATE -
0.7%

BUILDING MATERIALS - 0.5%

Masco Corp.                       3,817,300                 96,387

ENGINEERING - 0.2%

Fluor Corp.                       728,100                   30,626

TOTAL CONSTRUCTION & REAL                                   127,013
ESTATE

DURABLES - 0.5%

CONSUMER DURABLES - 0.5%

Minnesota Mining &                887,400                   84,802
Manufacturing Co.

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

ENERGY - 12.3%

ENERGY SERVICES - 1.9%

Baker Hughes, Inc.                1,858,300                $ 46,922

Halliburton Co.                   5,976,700                 231,224

Schlumberger Ltd.                 1,078,500                 64,777

                                                            342,923

OIL & GAS - 10.4%

Atlantic Richfield Co.            1,429,900                 137,807

BP Amoco PLC                      4                         0

BP Amoco PLC sponsored ADR        7,114,876                 433,563

Burlington Resources, Inc.        1,009,700                 33,951

Conoco, Inc. Class B              2,773,776                 72,638

Exxon Corp.                       10,503,000                833,019

Mobil Corp.                       744,000                   77,609

Royal Dutch Petroleum Co. (NY     1,568,400                 90,967
Registry Gilder 1.25)

Total Fina SA:

Class B                           997,649                   131,939

sponsored ADR                     449,500                   29,723

USX-Marathon Group                2,107,300                 55,712

                                                            1,896,928

TOTAL ENERGY                                                2,239,851

FINANCE - 21.3%

BANKS - 5.3%

Bank of America Corp.             586,500                   34,310

Bank of New York Co., Inc.        1,153,956                 46,014

Chase Manhattan Corp.             10,616,300                820,109

Mellon Financial Corp.            289,900                   10,563

Wells Fargo & Co.                 923,800                   42,957

                                                            953,953

CREDIT & OTHER FINANCE - 7.9%

American Express Co.              4,868,112                 736,606

Associates First Capital          4,263,360                 141,757
Corp. Class A

Citigroup, Inc.                   10,478,581                564,534

                                                            1,442,897

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

FEDERAL SPONSORED CREDIT - 5.4%

Fannie Mae                        10,257,200               $ 683,386

Freddie Mac                       6,001,400                 296,319

                                                            979,705

INSURANCE - 2.1%

American International Group,     2,295,400                 237,000
Inc.

Hartford Financial Services       3,160,500                 147,556
Group, Inc.

                                                            384,556

SECURITIES INDUSTRY - 0.6%

Morgan Stanley Dean Witter &      934,300                   112,700
Co.

TOTAL FINANCE                                               3,873,811

HEALTH - 12.9%

DRUGS & PHARMACEUTICALS - 10.1%

American Home Products Corp.      100,000                   5,200

Bristol-Myers Squibb Co.          7,145,800                 522,090

Eli Lilly & Co.                   5,055,400                 362,725

Merck & Co., Inc.                 6,727,700                 528,124

Schering-Plough Corp.             4,627,600                 236,586

Warner-Lambert Co.                1,972,000                 176,864

                                                            1,831,589

MEDICAL EQUIPMENT & SUPPLIES
- 2.8%

Abbott Laboratories               7,587,900                 288,340

Baxter International, Inc.        950,700                   64,232

Johnson & Johnson                 1,474,100                 152,938

                                                            505,510

TOTAL HEALTH                                                2,337,099

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.7%

ELECTRICAL EQUIPMENT - 5.6%

ABB Ltd. (Sweden) (a)             24,152                    2,374

General Electric Co.              7,303,500                 949,451

L. M. Ericsson Telefon AB         583,700                   28,127
sponsored ADR Class B

Thomas & Betts Corp.              927,600                   38,032

                                                            1,017,984

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.1%

Caterpillar, Inc.                 1,475,300                $ 68,417

Deere & Co.                       2,651,300                 113,840

Ingersoll-Rand Co.                2,106,500                 102,034

Parker-Hannifin Corp.             1,099,900                 51,764

Tyco International Ltd.           5,907,876                 236,684

                                                            572,739

TOTAL INDUSTRIAL MACHINERY &                                1,590,723
EQUIPMENT

MEDIA & LEISURE - 7.3%

BROADCASTING - 3.2%

CBS Corp. (a)                     3,391,200                 176,342

MediaOne Group, Inc.              1,208,800                 95,797

Time Warner, Inc.                 4,938,996                 304,674

                                                            576,813

ENTERTAINMENT - 1.7%

News Corp. Ltd. sponsored:

ADR                               1,209,300                 41,419

ADR (preferred ltd. vtg.)         625,800                   19,361

Viacom, Inc. Class B              3,359,200                 167,120
(non-vtg.) (a)

Walt Disney Co.                   2,704,100                 75,377

                                                            303,277

PUBLISHING - 0.9%

McGraw-Hill Companies, Inc.       3,063,900                 173,685

RESTAURANTS - 1.5%

McDonald's Corp.                  6,022,400                 271,008

TOTAL MEDIA & LEISURE                                       1,324,783

NONDURABLES - 4.5%

BEVERAGES - 0.9%

Anheuser-Busch Companies,         675,000                   50,498
Inc.

Brown-Forman Corp. Class B        223,300                   13,998

Seagram Co. Ltd.                  1,364,350                 59,307

The Coca-Cola Co.                 525,000                   35,339

                                                            159,142

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

FOODS - 0.5%

Bestfoods                         546,800                  $ 29,971

Dean Foods Co.                    635,700                   25,229

Flowers Industries, Inc.          637,000                   10,431

Nabisco Group Holdings Corp.      1,571,400                 18,169

Nabisco Holdings Corp. Class A    208,800                   6,956

                                                            90,756

HOUSEHOLD PRODUCTS - 2.3%

Avon Products, Inc.               1,460,300                 53,210

Clorox Co.                        883,400                   39,367

Gillette Co.                      200,000                   8,038

Procter & Gamble Co.              1,939,200                 209,434

Unilever NV                       835,378                   45,476

Unilever PLC                      9,230,267                 68,506

                                                            424,031

TOBACCO - 0.8%

British American Tobacco PLC      2,789,600                 17,580

Philip Morris Companies, Inc.     4,628,300                 121,782

                                                            139,362

TOTAL NONDURABLES                                           813,291

RETAIL & WHOLESALE - 2.6%

GENERAL MERCHANDISE STORES -
2.1%

Dayton Hudson Corp.               2,869,300                 202,465

Federated Department Stores,      395,200                   18,599
Inc. (a)

Wal-Mart Stores, Inc.             2,679,100                 154,383

                                                            375,447

GROCERY STORES - 0.5%

Albertson's, Inc.                 347,200                   11,089

Kroger Co. (a)                    3,738,700                 79,681

                                                            90,770

TOTAL RETAIL & WHOLESALE                                    466,217

TECHNOLOGY - 6.4%

COMMUNICATIONS EQUIPMENT - 0.5%

Cisco Systems, Inc. (a)           400,000                   35,675

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Lucent Technologies, Inc.         600,000                  $ 43,838

Tellabs, Inc. (a)                 257,400                   16,699

                                                            96,212

COMPUTER SERVICES & SOFTWARE
- 0.7%

Automatic Data Processing,        1,545,800                 76,324
Inc.

Electronic Data Systems Corp.     598,800                   38,510

                                                            114,834

COMPUTERS & OFFICE EQUIPMENT
- 3.8%

Compaq Computer Corp.             3,850,000                 94,084

EMC Corp. (a)                     994,200                   83,078

Hewlett-Packard Co.               1,154,000                 109,486

International Business            1,807,500                 186,285
Machines Corp.

Pitney Bowes, Inc.                4,493,300                 215,398

                                                            688,331

ELECTRONICS - 1.4%

Motorola, Inc.                    999,100                   114,147

Texas Instruments, Inc.           1,493,500                 143,469

                                                            257,616

TOTAL TECHNOLOGY                                            1,156,993

TRANSPORTATION - 0.6%

RAILROADS - 0.6%

Burlington Northern Santa Fe      2,579,600                 74,808
Corp.

CSX Corp.                         990,600                   35,228

Union Pacific Corp.               79,900                    3,760

                                                            113,796

UTILITIES - 8.0%

CELLULAR - 1.1%

ALLTEL Corp.                      2,302,900                 199,201

ELECTRIC UTILITY - 0.4%

CMS Energy Corp.                  1,410,800                 46,909

Entergy Corp.                     892,100                   24,589

PG&E Corp.                        547,130                   12,242

                                                            83,740

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 6.5%

AT&T Corp.                        6,082,950                $ 339,885

Bell Atlantic Corp.               654,900                   41,463

BellSouth Corp.                   1,928,700                 89,082

MCI WorldCom, Inc. (a)            1,776,394                 146,886

SBC Communications, Inc.          10,107,004                524,933

Sprint Corp. (FON Group)          562,200                   39,003

                                                            1,181,252

TOTAL UTILITIES                                             1,464,193

TOTAL COMMON STOCKS                                         16,688,164
(Cost $12,064,110)

CONVERTIBLE PREFERRED STOCKS
- 0.9%



BASIC INDUSTRIES - 0.3%

CHEMICALS & PLASTICS - 0.3%

Sealed Air Corp. Series A,        1,000,000                 47,000
$2.00

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

Ingersoll Rand Co./Ingersoll      22,400                    524
Rand Finance $1.68 Income
PRIDES

MEDIA & LEISURE - 0.6%

BROADCASTING - 0.5%

Cox Communications, Inc.          338,000                   30,251
$6.858

MediaOne Group, Inc.              679,800                   69,340
(Vodafone AirTouch PLC)
$3.63 PIES

                                                            99,591

PUBLISHING - 0.1%

Tribune Co. (America Online,      115,800                   17,761
Inc.) $3.14 PHONES

TOTAL MEDIA & LEISURE                                       117,352

TOTAL CONVERTIBLE PREFERRED                                 164,876
STOCKS
(Cost $152,088)



CONVERTIBLE BONDS - 0.5%

MOODY'S RATINGS (UNAUDITED)              PRINCIPAL AMOUNT (000S)           VALUE (NOTE 1) (000S)

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.1%

Liberty Media Corp. 4%         Baa3      $ 13,316                          $ 15,114
11/15/29 (c)

PUBLISHING - 0.2%

News America Holdings, Inc.    Baa3       68,010                            48,032
liquid yield option notes 0%
3/11/13

TOTAL MEDIA & LEISURE                                                       63,146

TECHNOLOGY - 0.2%

COMPUTERS & OFFICE EQUIPMENT
- 0.2%

EMC Corp. 3.25% 3/15/02        Ba2        4,000                             29,560

TOTAL CONVERTIBLE BONDS                                                     92,706
(Cost $85,035)


CASH EQUIVALENTS - 6.8%

                              SHARES

Taxable Central Cash Fund,     1,240,531,228                 1,240,531
5.34% (b) (Cost $1,240,531)

TOTAL INVESTMENT PORTFOLIO -                                 18,186,277
100.0%
(Cost $13,541,764)

NET OTHER ASSETS - (0.0)%                                    (1,904)

NET ASSETS - 100%                                          $ 18,184,373

SECURITY TYPE ABBREVIATIONS

PHONES                       -   Participation Hybrid Option
                                 Note  Exchangeable Securities

PIES                         -   Premium Income  Equity
                                 Securities

PRIDES                       -   Preferred Redeemable
                                 Increased Dividend  Equity
                                 Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,114,000 or 0.1% of net assets.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $13,594,460,000. Net unrealized appreciation aggregated $4,591,817,000, of which $4,955,035,000 related to appreciated investment securities and $363,218,000 related to depreciated investment securities.

The fund hereby designates approximately $1,724,700,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                   NOVEMBER 30, 1999

ASSETS

Investment in securities, at             $ 18,186,277
value (cost $13,541,764) -
See accompanying schedule

Receivable for investments                108,471
sold

Receivable for fund shares                5,921
sold

Dividends receivable                      22,498

Interest receivable                       7,092

Other receivables                         436

 TOTAL ASSETS                             18,330,695

LIABILITIES

Payable for investments        $ 72,765
purchased

Payable for fund shares         63,429
redeemed

Accrued management fee          7,412

Other payables and accrued      2,716
expenses

 TOTAL LIABILITIES                        146,322

NET ASSETS                               $ 18,184,373

Net Assets consist of:

Paid in capital                          $ 11,300,082

Undistributed net investment              46,151
income

Accumulated undistributed net             2,193,705
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               4,644,435
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 599,385                  $ 18,184,373
shares outstanding

NET ASSET VALUE, offering                 $30.34
price and redemption price
per share ($18,184,373
(divided by) 599,385 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                         YEAR
                                             ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 286,722
Dividends

Interest                                      67,643

Security lending                              1,009

 TOTAL INCOME                                 355,374

EXPENSES

Management fee                   $ 93,475

Transfer agent fees               32,635

Accounting and security           1,070
lending fees

Non-interested trustees'          95
compensation

Custodian fees and expenses       339

Registration fees                 145

Audit                             79

Legal                             83

Reports to shareholders           377

Miscellaneous                     62

 Total expenses before            128,360
reductions

 Expense reductions               (3,882)     124,478

NET INVESTMENT INCOME                         230,896

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,268,248

 Foreign currency transactions    (345)       2,267,903

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (961,703)

 Assets and liabilities in        (188)       (961,891)
foreign currencies

NET GAIN (LOSS)                               1,306,012

NET INCREASE (DECREASE) IN                   $ 1,536,908
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 230,896                     $ 215,282
income

 Net realized gain (loss)         2,267,903                     1,578,191

 Change in net unrealized         (961,891)                     1,388,942
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,536,908                     3,182,415
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (219,010)                     (200,602)
From net investment income

 From net realized gain           (1,468,602)                   (1,714,025)

 TOTAL DISTRIBUTIONS              (1,687,612)                   (1,914,627)

Share transactions Net            2,373,789                     2,699,403
proceeds from sales of shares

 Reinvestment of distributions    1,600,445                     1,855,162

 Cost of shares redeemed          (4,245,510)                   (3,866,382)

 NET INCREASE (DECREASE) IN       (271,276)                     688,183
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (421,980)                     1,955,971
IN NET ASSETS

NET ASSETS

 Beginning of period              18,606,353                    16,650,382

 End of period (including        $ 18,184,373                  $ 18,606,353
undistributed net investment
income of $46,151and
$38,414, respectively)

OTHER INFORMATION
Shares

 Sold                             77,468                        93,193

 Issued in reinvestment of        54,952                        69,690
distributions

 Redeemed                         (138,453)                     (135,365)

 Net increase (decrease)          (6,033)                       27,518


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 30.73   $ 28.81   $ 25.17   $ 21.53   $ 18.57
of period

Income from  Investment
Operations

Net investment income             .37 B     .35 B     .42 B     .48       .42

Net realized and  unrealized      2.01      4.84      4.87      4.23      3.80
gain (loss)

Total from investment             2.38      5.19      5.29      4.71      4.22
operations

Less Distributions

 From net investment income       (.35)     (.33)     (.49)     (.43)     (.40)

From net realized gain            (2.42)    (2.94)    (1.16)    (.64)     (.86)

Total distributions               (2.77)    (3.27)    (1.65)    (1.07)    (1.26)

Net asset value, end of period   $ 30.34   $ 30.73   $ 28.81   $ 25.17   $ 21.53

TOTAL RETURN A                    8.25%     20.05%    22.30%    22.75%    24.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 18,184  $ 18,606  $ 16,650  $ 15,596  $ 11,553
(in millions)

Ratio of expenses to  average     .66%      .68%      .70%      .73%      .76%
net assets

Ratio of expenses to average      .64% C    .66% C    .68% C    .72% C    .75% C
net assets after expense
reductions

Ratio of net investment           1.19%     1.20%     1.58%     2.13%     2.37%
income  to average net assets

Portfolio turnover rate           71%       62%       77%       46%       45%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Equity-Income II Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $12,788,548,000 and $14,725,498,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,491,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no loans outstanding.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,528,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $353,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Equity-Income II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income II Fund (a fund of Fidelity Financial Trust) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income II Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Equity Income II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
12/20/99 12/17/99    $.10      $3.30
1/10/00 1/7/00       $-        $.05

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 5.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.


TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bettina E. Doulton, Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

*INDEPENDENT TRUSTEES

EII-ANN-0100  88382
1.539196.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY

FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity (registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
RETIREMENT GROWTH
FUND

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   17  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  21  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  27  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          28

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY RETIREMENT GROWTH         27.93%       159.49%       371.14%

S&P 500 (registered trademark)     20.90%       236.51%       415.33%

Capital Appreciation Funds         36.51%       172.31%       308.99%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY RETIREMENT GROWTH         27.93%       21.01%        16.77%

S&P 500                            20.90%       27.47%        17.82%

Capital Appreciation Funds         36.51%       20.11%        13.68%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Retirement Growth           S&P 500
             00073                       SP001
  1989/11/30      10000.00                    10000.00
  1989/12/31      10277.57                    10240.00
  1990/01/31       9771.23                     9552.90
  1990/02/28       9873.37                     9676.13
  1990/03/31       9955.08                     9932.55
  1990/04/30       9669.09                     9684.23
  1990/05/31      10574.72                    10628.44
  1990/06/30      10813.04                    10556.17
  1990/07/31      10772.18                    10522.39
  1990/08/31       9669.09                     9571.17
  1990/09/30       8640.90                     9105.05
  1990/10/31       8361.72                     9065.90
  1990/11/30       8940.50                     9651.56
  1990/12/31       9233.86                     9920.84
  1991/01/31       9659.51                    10353.38
  1991/02/28      10455.89                    11093.65
  1991/03/31      10730.50                    11362.12
  1991/04/30      10799.16                    11389.39
  1991/05/31      11156.15                    11881.41
  1991/06/30      10442.16                    11337.24
  1991/07/31      11121.83                    11865.55
  1991/08/31      11595.53                    12146.77
  1991/09/30      11739.71                    11943.92
  1991/10/31      12158.49                    12103.97
  1991/11/30      11815.22                    11616.18
  1991/12/31      13443.12                    12945.07
  1992/01/31      13472.61                    12704.29
  1992/02/29      13664.34                    12869.44
  1992/03/31      13244.01                    12618.49
  1992/04/30      13391.50                    12989.47
  1992/05/31      13642.22                    13053.12
  1992/06/30      13140.77                    12858.63
  1992/07/31      13590.60                    13384.55
  1992/08/31      13221.89                    13110.16
  1992/09/30      13376.75                    13264.86
  1992/10/31      13797.08                    13311.29
  1992/11/30      14578.74                    13765.21
  1992/12/31      14867.58                    13934.52
  1993/01/31      15238.36                    14051.57
  1993/02/28      14759.06                    14242.67
  1993/03/31      15175.06                    14543.19
  1993/04/30      15057.49                    14191.25
  1993/05/31      15853.32                    14571.57
  1993/06/30      16061.33                    14613.83
  1993/07/31      16169.85                    14555.37
  1993/08/31      17074.20                    15107.02
  1993/09/30      17137.51                    14990.70
  1993/10/31      17643.95                    15301.01
  1993/11/30      17417.86                    15155.65
  1993/12/31      18157.69                    15339.03
  1994/01/31      18670.77                    15860.56
  1994/02/28      18479.22                    15430.73
  1994/03/31      17632.38                    14757.95
  1994/04/30      17793.68                    14946.86
  1994/05/31      17914.66                    15191.98
  1994/06/30      17521.49                    14819.78
  1994/07/31      17965.07                    15305.87
  1994/08/31      18832.07                    15933.41
  1994/09/30      18620.36                    15543.04
  1994/10/31      18701.01                    15892.76
  1994/11/30      18156.61                    15313.95
  1994/12/31      18168.78                    15541.05
  1995/01/31      18248.16                    15944.03
  1995/02/28      18666.49                    16565.37
  1995/03/31      19062.21                    17054.21
  1995/04/30      19559.68                    17556.46
  1995/05/31      19808.42                    18258.19
  1995/06/30      20215.44                    18682.33
  1995/07/31      21199.07                    19301.84
  1995/08/31      21357.36                    19350.28
  1995/09/30      21820.91                    20166.87
  1995/10/31      21346.05                    20094.87
  1995/11/30      22047.04                    20977.04
  1995/12/31      22580.18                    21381.05
  1996/01/31      22916.16                    22108.86
  1996/02/29      23153.31                    22313.81
  1996/03/31      23228.20                    22528.70
  1996/04/30      23964.61                    22860.77
  1996/05/31      24176.80                    23450.35
  1996/06/30      23652.57                    23539.69
  1996/07/31      22317.04                    22499.71
  1996/08/31      22703.97                    22974.23
  1996/09/30      23739.94                    24267.22
  1996/10/31      23552.72                    24936.51
  1996/11/30      25013.06                    26821.46
  1996/12/31      24462.21                    26290.13
  1997/01/31      25636.51                    27932.73
  1997/02/28      25537.47                    28151.73
  1997/03/31      23995.32                    26994.97
  1997/04/30      24787.61                    28606.57
  1997/05/31      26287.32                    30348.14
  1997/06/30      27659.70                    31707.74
  1997/07/31      30163.92                    34230.72
  1997/08/31      29116.96                    32313.12
  1997/09/30      30644.96                    34082.90
  1997/10/31      28451.99                    32944.54
  1997/11/30      28961.33                    34469.54
  1997/12/31      28998.15                    35061.38
  1998/01/31      29979.10                    35449.16
  1998/02/28      33283.34                    38005.75
  1998/03/31      34384.75                    39952.03
  1998/04/30      34918.25                    40353.94
  1998/05/31      33816.83                    39660.26
  1998/06/30      35761.52                    41271.26
  1998/07/31      35675.47                    40831.72
  1998/08/31      29617.70                    34928.27
  1998/09/30      32354.02                    37165.78
  1998/10/31      34315.91                    40188.84
  1998/11/30      36828.51                    42624.69
  1998/12/31      39405.78                    45080.72
  1999/01/31      42149.34                    46966.00
  1999/02/28      39973.63                    45506.29
  1999/03/31      42228.46                    47327.00
  1999/04/30      42624.04                    49159.97
  1999/05/31      41694.42                    47999.31
  1999/06/30      44859.08                    50663.27
  1999/07/31      43988.80                    49081.56
  1999/08/31      44206.37                    48838.61
  1999/09/30      42703.16                    47499.94
  1999/10/31      43889.90                    50505.74
  1999/11/30      47113.90                    51532.52
IMATRL PRASUN   SHR__CHT 19991130 19991222 103447 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Retirement Growth Fund on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $47,114 - a 371.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,533 - a 415.33% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE ARE 45.45%, 208.48%, 415.05%, AND 45.45%, 24.90%, AND 17.55%, RESPECTIVELY; AND THE ONE
YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE ARE 22.27%, 165.26%, 311.14%, AND 22.27%, 21.17%, AND 14.82%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000 (registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Fergus Shiel)

An interview with Fergus Shiel, Portfolio Manager of Fidelity
Retirement Growth Fund

Q. HOW DID THE FUND PERFORM, FERGUS?

A. The fund did quite well. For the 12 months that ended November 30, 1999, the fund returned 27.93%. In comparison, the Standard & Poor's 500 Index returned 20.90% during the same period, while the capital appreciation funds average tracked by Lipper Inc. returned 36.51%.

Q. WHY DID THE FUND BEAT THE INDEX BUT TRAIL THE LIPPER AVERAGE?

A. A substantial overweighting in technology - far and away the strongest sector during the period - accounted for a lot of the fund's outperformance relative to the S&P 500. While I can't be certain of what other funds were holding, I suspect that many of them were more heavily weighted with technology stocks than the fund was, enabling the Lipper average to post a higher return. The other explanation is that for most of the period, growth stocks did much better than value stocks, and the fund, which typically maintains a balance between growth and value, was eclipsed by many of its more growth-oriented peers.

Q. HEALTH CARE WAS THE FUND'S SECOND-LARGEST SECTOR AT THE END OF THE PERIOD. HOW DID THOSE STOCKS CONTRIBUTE TO PERFORMANCE?

A. Biotechnology stocks were a very positive influence on the fund's performance, attracting greater attention from investors due to the companies' promising product pipelines. The fund's overall weighting of health care stocks fell from 23.9% of net assets six months ago to 15.7% at the end of the period, which still reflected a considerable overweighting relative to the index. Most of the drop occurred because I sold some of the fund's holdings of large drug company stocks. These stocks suffered from the perception that large drug companies would be increasingly vulnerable to competitive pressures due to expiring patents on existing products as well as a lull in the development of exciting new ones.

Q. THE FUND'S FINANCIAL HOLDINGS DIPPED FROM 11.3% OF NET ASSETS SIX MONTHS AGO TO 4.6% AT THE END OF THE PERIOD. WHAT WAS YOUR REASONING THERE?

A. I see the financial sector as a cyclical area and judged that we were not at a particularly favorable stage of the cycle. Loan growth was solid but unspectacular, and rising short-term interest rates made it difficult for banks and other lending companies to expand their profit margins. Additionally, in the latter stages of a credit cycle, lenders typically face higher costs as more borrowers default on their loans.

Q. WHICH STOCKS DID WELL FOR THE FUND?

A. Immunex and Amgen were two of the fund's best performers. Immunex was helped by promising research results on its anti-arthritis drug, Enbrel, while Amgen enjoyed continued growth in two of its core products, Epogen and Eupogen. Both stocks also benefited from favorable investor sentiment for the biotechnology industry. Another helpful holding was Texas Instruments. The company continued to solidify its position as a worldwide leader in the manufacture of DSP chips, which are used in wireless communications.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. Safeway, the fund's largest holding at the end of the period, also was its biggest detractor. The stock fell sharply at the end of September after the company reported lower-than-expected sales and earnings. I maintained the fund's position based on my belief that the company's dedication to cost cutting and renewed focus on revenue growth would enable its stock to recover. Philip Morris and RJ Reynolds also hurt performance. Investors fled these two tobacco stocks when litigation pressures failed to subside after the settlement of a multi-billion-dollar lawsuit at the state level.

Q. WHAT'S YOUR OUTLOOK, FERGUS?

A. Market conditions should be favorable, especially once Y2K concerns are out of the way. Economic growth remains robust, with few signs of inflationary pressures. Investors' recent narrow focus on technology stocks is somewhat worrisome, but technology continues to be where most of the growth is occurring. Moreover, the technology sector is one of the best ways to play the accelerating global growth I see occurring. Nonetheless, technology valuations are exceedingly high, and I plan to be alert for opportunities in other market sectors as they present themselves.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide capital
appreciation

FUND NUMBER: 073

TRADING SYMBOL: FDFFX

START DATE: March 25, 1983

SIZE: as of November 30,
1999, more than $5.9
billion

MANAGER: J. Fergus Shiel,
since 1996; manager,
Fidelity Trend Fund,
1995-1996; Fidelity Dividend
Growth Fund, 1994- 1995;
Fidelity Select Broadcast &
Media Portfolio, 1993;
Fidelity Select
Telecommunications Portfolio,
1992-1994; Fidelity Select
Consumer Products Portfolio,
1991-1993; joined Fidelity
in 1989


FERGUS SHIEL ON
HEALTH CARE STOCKS:

"When looking at the health care
sector, it's important to look `under
the hood' at the different
subsectors that compose it. For
example, service companies such
as HMOs have encountered
considerable difficulties in the past
year or so due to rising costs and
uncertainty about Medicare
reimbursements.

"Even the large drug company
stocks, many of which were part of
the `nifty fifty' stocks that many
investors wanted to own when the
economy was softer, have faltered
lately. These stocks are considered
by many investors to be defensive
because of the perception that the
companies can maintain steady
earnings growth in a variety of
economic environments. Now that
the concerns about a slowing
economy have passed, more investors
are willing to take a chance on the
stocks of smaller and mid-sized
companies in the biotechnology
and medical technology areas.

"Add to that the shifting dynamics
of the product pipelines I mentioned
earlier, which in the case of some
biotechnology companies represent
years of research and
development coming to fruition,
and the result is that
biotechnology has become the star
subsector in health care, at least
for the present."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Safeway, Inc.                   3.8                      4.1

Microsoft Corp.                 3.6                      3.6

Immunex Corp.                   3.5                      3.3

Texas Instruments, Inc.         3.4                      1.3

L.M. Ericsson Telefon AB        3.3                      0.0
sponsored ADR

RJ Reynolds Tobacco Holdings,   3.2                      0.0
Inc.

Cisco Systems, Inc.             3.1                      0.2

Amgen, Inc.                     2.7                      3.0

Nokia AB sponsored ADR          2.6                      3.5

QUALCOMM, Inc.                    2.4                      0.0

                                 31.6                     19.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

TECHNOLOGY                      35.8                     21.3

HEALTH                          15.7                     23.9

RETAIL & WHOLESALE              12.9                     9.7

UTILITIES                       5.4                      7.3

FINANCE                         4.6                      11.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                    AS OF MAY 31, 1999 **

Stocks                          96.0%                        Stocks                               93.1%

Short-Term  Investments and                                  Bonds                                 0.2%
Net Other Assets                 4.0%

* FOREIGN  INVESTMENTS          10.1%                        Short-Term  Investments and
                                                             Net Other Assets                      6.7%

                                                             ** FOREIGN INVESTMENTS               10.9%

Row: 1, Col: 1, Value: 96.0                                  Row: 1, Col: 1, Value: 93.09999999999999
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                   Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                   Row: 1, Col: 4, Value: 0.2
Row: 1, Col: 5, Value: 0.0                                   Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                   Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.0                                   Row: 1, Col: 8, Value: 6.7




PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 96.0%

                                 SHARES                     VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 1.5%

CHEMICALS & PLASTICS - 0.6%

Praxair, Inc.                     319,800                   $ 14,271

Sealed Air Corp. (a)              428,400                    20,135

                                                             34,406

IRON & STEEL - 0.9%

Bethlehem Steel Corp. (a)(c)      6,772,500                  42,328

USX-U.S. Steel Group              545,000                    13,795

                                                             56,123

TOTAL BASIC INDUSTRIES                                       90,529

CONSTRUCTION & REAL ESTATE -
0.1%

ENGINEERING - 0.1%

Fluor Corp.                       162,280                    6,826

ENERGY - 2.7%

ENERGY SERVICES - 2.5%

Baker Hughes, Inc.                1,328,500                  33,545

ENSCO International, Inc.         2,200,000                  44,138

Global Marine, Inc. (a)           4,350,400                  66,616

                                                             144,299

OIL & GAS - 0.2%

Exxon Corp.                       150,000                    11,897

TOTAL ENERGY                                                 156,196

FINANCE - 4.6%

BANKS - 1.2%

Bank of Ireland, Inc.             4,926,742                  40,641

Bank of New York Co., Inc.        750,000                    29,906

                                                             70,547

CREDIT & OTHER FINANCE - 0.4%

American Express Co.              169,800                    25,693

INSURANCE - 0.5%

American International Group,     184,900                    19,091
Inc.

Financial Security Assurance      3,500                      185
Holdings Ltd.

Marsh & McLennan Companies,       100,000                    7,863
Inc.

                                                             27,139

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SAVINGS & LOANS - 0.2%

Washington Mutual, Inc.           477,200                   $ 13,839

SECURITIES INDUSTRY - 2.3%

Charles Schwab Corp.              1,800,600                  68,310

E*Trade Group, Inc. (a)           227,300                    6,833

Lehman Brothers Holdings,         275,300                    21,026
Inc.

Merrill Lynch & Co., Inc.         309,000                    24,913

Morgan Stanley Dean Witter &      120,000                    14,475
Co.

                                                             135,557

TOTAL FINANCE                                                272,775

HEALTH - 15.7%

DRUGS & PHARMACEUTICALS - 14.9%

Allergan, Inc.                    300,000                    29,513

American Home Products Corp.      500,000                    26,000

Amgen, Inc. (a)                   3,500,000                  159,469

Biogen, Inc. (a)                  1,763,100                  128,816

Bristol-Myers Squibb Co.          575,000                    42,011

Elan Corp. PLC sponsored ADR      1,000,000                  27,375
(a)

Genentech, Inc.                   400,000                    34,350

Genzyme Corp. - General           3,061,800                  110,225
Division

IDEC Pharmaceuticals Corp. (a)    165,900                    21,028

Immunex Corp. (a)                 2,950,000                  209,081

Medimmune, Inc. (a)               688,500                    82,749

Schering-Plough Corp.             275,000                    14,059

                                                             884,676

MEDICAL EQUIPMENT & SUPPLIES
- 0.8%

Guidant Corp.                     910,000                    45,500

TOTAL HEALTH                                                 930,176

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.3%

ELECTRICAL EQUIPMENT - 3.3%

L.M. Ericsson Telefon AB          4,047,200                  195,024
sponsored ADR

MEDIA & LEISURE - 4.0%

BROADCASTING - 3.3%

Clear Channel Communications,     715,000                    57,468
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

EchoStar Communications Corp.     1,950,000                 $ 128,822
Class A (a)

USA Networks, Inc. (a)            200,000                    8,000

                                                             194,290

LODGING & GAMING - 0.2%

Jurys Hotel Group PLC             1,812,200                  13,751

PUBLISHING - 0.5%

Independent Newspapers PLC        4,884,346                  25,616
(United Kingdom)

TOTAL MEDIA & LEISURE                                        233,657

NONDURABLES - 4.6%

AGRICULTURE - 0.3%

IAWS Group PLC                    3,278,275                  15,547

HOUSEHOLD PRODUCTS - 0.6%

Clorox Co.                        820,000                    36,541

TOBACCO - 3.7%

Philip Morris Companies, Inc.     1,200,000                  31,575

RJ Reynolds Tobacco Holdings,     8,838,200                  188,364
Inc. (c)

                                                             219,939

TOTAL NONDURABLES                                            272,027

RETAIL & WHOLESALE - 12.9%

APPAREL STORES - 0.0%

AnnTaylor Stores Corp. (a)        10,000                     432

DRUG STORES - 1.0%

Walgreen Co.                      2,050,000                  59,706

GENERAL MERCHANDISE STORES -
4.6%

Arnotts PLC (c)                   1,667,488                  11,273

Dayton Hudson Corp.               1,750,000                  123,484

Dollar General Corp.              658,600                    16,136

Kohls Corp. (a)                   500                        36

Wal-Mart Stores, Inc.             2,100,000                  121,013

                                                             271,942

GROCERY STORES - 3.8%

Safeway, Inc. (a)                 6,100,000                  224,931

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.5%

Bed Bath & Beyond, Inc. (a)       1,650,000                 $ 51,563

Best Buy Co., Inc. (a)            200,000                    12,500

Circuit City Stores, Inc. -       350,000                    16,975
Circuit City Group

Home Depot, Inc.                  1,550,000                  122,547

                                                             203,585

TOTAL RETAIL & WHOLESALE                                     760,596

SERVICES - 3.9%

ADVERTISING - 3.2%

DoubleClick, Inc. (a)             300,000                    48,019

FreeShop.com, Inc.                20,000                     290

Interpublic Group of              1,432,900                  67,346
Companies, Inc.

Omnicom Group, Inc.               840,000                    74,025

                                                             189,680

LEASING & RENTAL - 0.2%

Blockbuster, Inc. Class A         840,000                    13,283

SERVICES - 0.5%

Ecolab, Inc.                      797,800                    27,624

TOTAL SERVICES                                               230,587

TECHNOLOGY - 35.8%

COMMUNICATIONS EQUIPMENT - 5.7%

Cisco Systems, Inc. (a)           2,050,000                  182,834

Nokia AB sponsored ADR            1,118,500                  154,563

                                                             337,397

COMPUTER SERVICES & SOFTWARE
- 17.9%

America Online, Inc. (a)          950,000                    69,053

At Home Corp. Series A (a)        650,000                    31,525

BEA Systems, Inc. (a)             210,000                    17,063

BroadVision, Inc. (a)             390,000                    36,294

Business Objects SA sponsored     314,700                    27,851
ADR (a)

Citrix Systems, Inc. (a)          170,000                    16,129

Intertrust Technologies Corp.     110,000                    14,142

Interwoven, Inc.                  132,100                    16,347

Legato Systems, Inc. (a)          1,316,100                  88,878

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Liberate Technologies             195,500                   $ 24,951

Mercury Interactive Corp. (a)     150,000                    12,469

Microsoft Corp. (a)               2,300,000                  209,408

MicroStrategy, Inc. Class A       84,100                     10,302
(a)

Peregrine Systems, Inc. (a)       250,000                    17,500

Phone.com, Inc.                   565,500                    81,998

Redback Networks, Inc.            830,000                    116,148

Software.com, Inc.                25,000                     2,427

VERITAS Software Corp. (a)        1,443,900                  132,207

Vignette Corp. (a)                372,300                    77,020

Yahoo!, Inc. (a)                  253,000                    53,826

                                                             1,055,538

COMPUTERS & OFFICE EQUIPMENT
- 3.1%

Comverse Technology, Inc. (a)     126,300                    15,267

Juniper Networks, Inc.            210,000                    58,196

Sun Microsystems, Inc. (a)        850,000                    112,413

                                                             185,876

ELECTRONICS - 9.1%

Altera Corp. (a)                  914,600                    49,274

Broadcom Corp. Class A (a)        306,600                    54,901

Brocade Communications            176,800                    51,261
Systems, Inc.

Motorola, Inc.                    1,050,000                  119,963

PMC-Sierra, Inc. (a)              240,000                    24,735

QLogic Corp. (a)                  110,000                    12,444

Sanmina Corp. (a)                 264,500                    25,425

Texas Instruments, Inc.           2,100,000                  201,731

                                                             539,734

TOTAL TECHNOLOGY                                             2,118,545

TRANSPORTATION - 1.5%

RAILROADS - 1.1%

Burlington Northern Santa Fe      1,323,400                  38,379
Corp.

Union Pacific Corp.               585,700                    27,565

                                                             65,944

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TRANSPORTATION - CONTINUED

SHIPPING - 0.4%

Irish Continental Group PLC       2,058,000                 $ 20,559
(c)

TOTAL TRANSPORTATION                                         86,503

UTILITIES - 5.4%

CELLULAR - 2.4%

QUALCOMM, Inc. (a)                400,000                    144,925

TELEPHONE SERVICES - 3.0%

Esat Telecom Group PLC            832,950                    54,194
sponsored ADR (a)

Metromedia Fiber Network,         50,100                     1,941
Inc. Class A (a)

SBC Communications, Inc.          2,300,000                  119,456

                                                             175,591

TOTAL UTILITIES                                              320,516

TOTAL COMMON STOCKS                                          5,673,957
(Cost $4,492,311)

CASH EQUIVALENTS - 3.6%



Central Cash Collateral Fund,     170,037,800                170,038
5.69% (b)

Taxable Central Cash Fund,        41,991,443                 41,991
5.34% (b)

TOTAL CASH EQUIVALENTS                                       212,029
(Cost $212,029)

TOTAL INVESTMENT PORTFOLIO -                                 5,885,986
99.6%
(Cost $4,704,340)

NET OTHER ASSETS - 0.4%                                      25,868

NET ASSETS - 100%                                          $ 5,911,854


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated Company

OTHER INFORMATION

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     89.9%

Ireland                       3.7

Sweden                        3.3

Finland                       2.6

Others (individually less     0.5
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $4,728,074,000. Net unrealized appreciation aggregated $1,157,912,000, of which $1,356,549,000 related to appreciated investment securities and $198,637,000 related to depreciated investment securities.

The fund hereby designates approximately $458,231,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                   NOVEMBER 30, 1999

ASSETS

Investment in securities, at              $ 5,885,986
value (cost $4,704,340) -
See accompanying schedule

Receivable for investments                 322,480
sold

Receivable for fund shares                 5,743
sold

Dividends receivable                       1,756

Interest receivable                        301

Other receivables                          2,320

 TOTAL ASSETS                              6,218,586

LIABILITIES

Payable for investments        $ 124,891
purchased

Payable for fund shares         8,428
redeemed

Accrued management fee          2,528

Other payables and accrued      847
expenses

Collateral on securities        170,038
loaned, at value

 TOTAL LIABILITIES                         306,732

NET ASSETS                                $ 5,911,854

Net Assets consist of:

Paid in capital                           $ 3,847,251

Undistributed net investment               12,717
income

Accumulated undistributed net              870,266
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                1,181,620
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 248,209                   $ 5,911,854
shares outstanding

NET ASSET VALUE, offering                  $23.82
price and redemption price
per share ($5,911,854
(divided by) 248,209 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                       YEAR
                                           ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                          $ 35,287
Dividends (including $3,070
received from affiliated
issuers)

Interest                                    8,962

Security lending                            235

 TOTAL INCOME                               44,484

EXPENSES

Management fee Basic fee         $ 31,249

 Performance adjustment           (8,277)

Transfer agent fees               9,131

Accounting and security           915
lending fees

Non-interested trustees'          31
compensation

Custodian fees and expenses       339

Registration fees                 279

Audit                             65

Legal                             67

Interest                          21

Miscellaneous                     112

 Total expenses before            33,932
reductions

 Expense reductions               (2,887)   31,045

NET INVESTMENT INCOME                       13,439

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            937,268
(including realized gain of
$1,158   on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (334)     936,934

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            342,402

 Assets and liabilities in        (14)      342,388
foreign currencies

NET GAIN (LOSS)                             1,279,322

NET INCREASE (DECREASE) IN                 $ 1,292,761
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 13,439                      $ 29,783
income

 Net realized gain (loss)         936,934                       581,695

 Change in net unrealized         342,388                       405,091
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,292,761                     1,016,569
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (30,323)                      (25,385)
From net investment income

 From net realized gain           (608,308)                     (665,849)

 TOTAL DISTRIBUTIONS              (638,631)                     (691,234)

Share transactions Net            1,103,365                     1,008,952
proceeds from sales of shares

 Reinvestment of distributions    637,147                       690,187

 Cost of shares redeemed          (1,127,071)                   (1,393,869)

 NET INCREASE (DECREASE) IN       613,441                       305,270
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       1,267,571                     630,605
IN NET ASSETS

NET ASSETS

 Beginning of period              4,644,283                     4,013,678

 End of period (including        $ 5,911,854                   $ 4,644,283
undistributed net investment
income of $12,717 and
$29,344, respectively)

OTHER INFORMATION
Shares

 Sold                             51,144                        51,663

 Issued in reinvestment of        32,238                        42,187
distributions

 Redeemed                         (52,173)                      (72,941)

 Net increase (decrease)          31,209                        20,909


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999     1998       1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 21.40  $ 20.47    $ 20.04  $ 19.50  $ 18.01
of period

Income from Investment
Operations

Net investment income             .05 B    .13 B, D   .13 B    .26      .34

Net realized and unrealized       5.25     4.34       2.61     2.14     3.09
gain (loss)

Total from investment             5.30     4.47       2.74     2.40     3.43
operations

Less Distributions

 From net investment income       (.14)    (.13)      (.26)    (.34)    (.20)

From net realized gain            (2.74)   (3.41)     (2.05)   (1.52)   (1.74)

Total distributions               (2.88)   (3.54)     (2.31)   (1.86)   (1.94)

Net asset value, end of period   $ 23.82  $ 21.40    $ 20.47  $ 20.04  $ 19.50

TOTAL RETURN A                    27.93%   27.16%     15.78%   13.45%   21.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,912  $ 4,644    $ 4,014  $ 4,205  $ 3,970
(in millions)

Ratio of expenses to average      .63%     .62%       .64%     .74%     .99%
net assets

Ratio of expenses to average      .58% C   .57% C     .59% C   .70% C   .99%
net assets after expense
reductions

Ratio of net investment           .25%     .68%       .66%     1.26%    1.92%
income to average net assets

Portfolio turnover rate           310%     266%       205%     230%     108%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $0.03 PER SHARE.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Retirement Growth Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $16,063,565,000 and $16,128,340,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .43% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,355,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $15,451,000. The weighted average interest rate was 5.4%. Interest expense includes $9,000 paid under the interfund lending program.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities

6. SECURITY LENDING -
CONTINUED

during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $155,109,000. The fund received cash collateral of $170,038,000 which was invested in cash equivalents.

7. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $80,597,000. The weighted average interest rate was 5.2%. Interest expense includes $12,000 paid under the bank borrowing program.

8. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,744,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $5,000 and $138,000, respectively, under these arrangements.

9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS AFFILIATE      PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

ADVO, Inc.                          $ -                $ 12,160        $ -                  $ -

Arnotts PLC                          -                  -               373                  11,273

Bethlehem Steel Corp.                1,369              -               -                    42,328

Irish Continental Group PLC          -                  -               245                  20,559

Kinnevik Investment AB Series        -                  2,429           2,452                -
B

RJ Reynolds Tobacco Holdings,        63,917             -               -                    188,364
Inc.

TOTALS                              $ 65,286           $ 14,589        $ 3,070              $ 262,524


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Retirement Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Retirement Growth Fund (a fund of Fidelity Financial Trust) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Retirement Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Retirement Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
12/20/99 12/17/99    $.05      $3.05
1/10/00  1/7/00      $-        $.14

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 31.56% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security. (PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
J. Fergus Shiel, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

FRE-ANN-0100  88391
1.539094.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund(registered trademark)
Contrafund(registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuantSM Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com